                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                            AIM ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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


                             AIM ADVISOR FUNDS, INC.

                              AIM ADVISOR FLEX FUND
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                          AIM ADVISOR REAL ESTATE FUND

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 1, 2000

                              --------------------

TO THE SHAREHOLDERS:

     AIM Advisor Funds, Inc. (the company) is holding a special meeting of shareholders on Friday, September 1, 2000 at 3:00 p.m., Central time. The place of the meeting is the company's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The company, a Maryland corporation, consists of the following series portfolios: AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund. This proxy statement relates to all of these series portfolios (together, the funds).

     The purposes of the meeting are as follows:

     (1) To elect ten directors, each of whom will serve until his or her successor is elected and qualified.

     (2) To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

     (3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

     (4)  To approve new Master Sub-Advisory Agreement:

          a. Between A I M Advisors, Inc. and INVESCO, Inc. for AIM Advisor Flex Fund and AIM Advisor Real Estate Fund.

          b. Between A I M Advisors, Inc. and INVESCO Global Asset Management (N.A.), Inc. for AIM Advisor International Value Fund.

     (5) To approve a new Master Distribution Plan (Class A and Class C Shares) for the Class A and Class C shares of the funds.

     (6) To approve changing the fundamental investment restrictions of the funds.

     (7) To approve changing the investment objectives of the funds and making them non-fundamental.

     (8) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.


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     (9)  To transact such other business as may properly come before the meeting.


     You may vote at the meeting if you are the record owner of shares of the funds as of the close of business on June 23, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                       By order of the Board,

                                       /s/ CAROL F. RELIHAN

                                       Carol F. Relihan
                                       Secretary
July 10, 2000

                             AIM ADVISOR FUNDS, INC.

                              AIM ADVISOR FLEX FUND
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                          AIM ADVISOR REAL ESTATE FUND

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                          -----------------------------

                                 PROXY STATEMENT
                               DATED JULY 10, 2000

                          -----------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 1, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Directors (the Board) of AIM Advisor Funds, Inc. (the company) is sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the three separate series portfolios of the company listed above (together, the funds). The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the company (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the company's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Friday, September 1, 2000. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502.



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

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:

                           PROPOSAL                                                     AFFECTED FUNDS
                           --------                                                     --------------

1.       Electing directors                                                               All funds

2.       Approving an Agreement and Plan of Reorganization,                               All funds
         under which the company will reorganize as a Delaware
         business trust

3.       Approving a new advisory agreement with
         A I M Advisors, Inc.                                                             All funds

4.       Approving new sub-advisory agreements:

         a. Between A I M Advisors, Inc. and INVESCO, Inc.                     AIM Advisor Flex Fund (Flex) and
                                                                          AIM Advisor Real Estate Fund (Real Estate)

         b. Between A I M Advisors, Inc. and INVESCO Global                 AIM Advisor International Value Fund
            Asset Management (N.A.), Inc.                                           (International Value)

5.       Approving a new distribution plan for the funds'                                 All funds
         Class A and Class C shares

6.       Changing the funds' fundamental investment restrictions                          All funds

7.       Changing the investment objectives of the funds and                              All funds
         making them non-fundamental

8.       Ratifying the Board's selection of independent                                   All funds
         accountants

9.       Considering other matters                                                        All funds

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about July 10, 2000 to all shareholders entitled to vote. Shareholders who owned shares of common stock of any class of a fund at the close of business on June 23, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each fund is in Appendix A. Each share of common stock of a fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that fund (a fractional share has a fractional vote.)

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

     VOTING BY PROXY

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.



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

     The Board has named Robert H. Graham, Gary T. Crum and Lewis F. Pennock as proxies. If you properly fill in your proxy card and send it to the company in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 8 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the company's secretary in writing before the meeting that you have revoked your proxy.

     VOTING IN PERSON
     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

     VOTING BY TELEPHONE

     You may vote by telephone if you are contacted by Shareholder Communications Corporation.

     VOTING ON THE INTERNET

     You may also vote your shares on the Internet at the funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Charter of the company requires the separate approval of one or more classes or series of the capital stock of the company, in which case the holders of one-third of the shares



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
of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 8 (election of directors and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4, 5, 6, 7 and 9 (approving an Agreement and Plan of Reorganization for the company, approving a new advisory agreement for your fund, approving a new sub-advisory agreement for your fund, approving a new distribution plan for the Class A and Class C shares of your fund, changing your fund's investment restrictions, changing your fund's investment objective and making it non-fundamental, and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4, 5, 6 and 7 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding shares of the company entitled to vote at the meeting is required to approve the Agreement and Plan of Reorganization to reorganize the company as a Delaware business trust (Proposal
2). Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposal 2.

     The affirmative vote of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the 1940 Act), of each applicable fund, is required to:

     o    approve the funds' new advisory agreement (Proposal 3);

     o    approve the funds' new sub-advisory agreements (Proposal 4);

     o approve new fundamental investment restrictions for the funds (Proposal 6); and

     o change the investment objectives of the funds and make them non-fundamental (Proposal 7).

     Holders of each class of each fund must separately approve the new distribution plan for the Class A and Class C shares of such fund (Proposal 5). The vote necessary to approve such plan is the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such class.

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

     The 1940 Act defines a majority of the outstanding voting securities
(a 1940 Act majority) of a fund (or class) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund (or class) present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund (or class) are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund (or class). Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 3 through 7.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 8). For Proposal 8, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. The proxies cannot adjourn the meeting beyond October 21, 2000 without informing shareholders of the adjournment.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TEXAS 77210-4739, OR BY CALLING 1-800-347-4246.

                        PROPOSAL 1: ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF DIRECTORS?

     Proposal 1 applies to shareholders of all funds.

WHO ARE THE NOMINEES FOR DIRECTOR?

     For election of directors at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as director until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a director. If any or all of the nominees should become unavailable for election due to events not now known or



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

anticipated, the persons named as proxies will vote for such other nominee or nominees as the directors who are not interested persons of the company, as defined in the 1940 Act (the independent directors), may recommend.

     All of the nominees presently are directors of the company. The nominees serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, Inc., AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee and officer of other open-end and closed-end management investment companies managed or advised by AIM. No director or nominee is a party adverse to the company or any of its affiliates in any material pending legal proceedings, nor does any director or nominee have an interest materially adverse to the company.

     The following table sets forth information concerning the nominees:

        Name, Address and Age                  Director Since                 Principal Occupation During Past 5 Years
        ---------------------                  --------------                 ----------------------------------------

*Charles T. Bauer (81)                         August 4, 1997          Director and Chairman, A I M Management Group Inc.;
11 Greenway Plaza                                                      A I M Advisors, Inc., A I M Capital Management, Inc.;
Suite 100                                                              A I M Distributors, Inc.; A I M Fund Services, Inc. and
Houston, TX 77046-1173                                                 Fund Management Company; and Executive Vice Chairman
                                                                       and Director, AMVESCAP PLC.

Bruce L. Crockett (56)                         August 4, 1997          Director, ACE Limited (insurance company).  Formerly,
906 Frome Lane                                                         Director, President and Chief Executive Officer,
McLean, VA 22102                                                       COMSAT Corporation; and Chairman, Board of Governors
                                                                       of INTELSAT (international communications company).

Owen Daly II (75)                              August 4, 1997          Formerly, Director, Cortland Trust Inc. (investment
Six Blythewood Road                                                    company), CF & I Steel Corp., Monumental Life
Baltimore, MD 21210                                                    Insurance Company and Monumental General Insurance
                                                                       Company; and Chairman of the Board of Equitable
                                                                       Bancorporation.

Edward K. Dunn, Jr. (65)                       March 10, 1998          Chairman of the Board of Directors, Mercantile
2 Hopkins Plaza,                                                       Mortgage Corporation.  Formerly, Vice Chairman of the
8th Floor, Suite 805                                                   Board of Directors and President and Chief Operating
Baltimore, MD 21201                                                    Officer, Mercantile-Safe Deposit & Trust Co.; and
                                                                       President, Mercantile Bankshares.


Jack M. Fields (48)                            August 4, 1997          Chief Executive Officer, Texana Global, Inc. (foreign
434 New Jersey Avenue, S.E.                                            trading company) and Twenty First Century Group, Inc.
Washington, D.C.  20003                                                (a governmental affairs company); and Director,
                                                                       Telscape International and Administaff.  Formerly,
                                                                       Member of the U.S. House of Representatives.

------------------
* Mr. Bauer is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM. Mr. Bauer has notified the Board that he intends to retire from his positions as officer and director of the fund effective September 30, 2000. The Board does not presently intend to fill the vacancy that will result from Mr. Bauer's retirement. Effective September 30, 2000, Mr. Graham will succeed Mr. Bauer as Chairman of the Board.



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

        Name, Address and Age                  Director Since                 Principal Occupation During Past 5 Years
        ---------------------                  --------------                 ----------------------------------------

**Carl Frischling (63)                         August 4, 1997          Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                                       firm).  Formerly, Partner, Reid & Priest (law firm).
New York, NY 10022

***Robert H. Graham (53)                       August 4, 1997          Director, President and Chief Executive Officer, A I M
11 Greenway Plaza                                                      Management Group Inc.; Director and President, A I M
Suite 100                                                              Advisors, Inc.; Director and Senior Vice President,
Houston, TX 77046-1173                                                 A I M Capital Management, Inc., A I M Distributors,
                                                                       Inc., A I M Fund Services, Inc. and Fund Management
                                                                       Company; and Director and Chief Executive Officer,
                                                                       Managed Products, AMVESCAP PLC.

Prema Mathai-Davis (49)                      September 10, 1998        Formerly, Chief Executive Officer, YWCA of the U.S.A.
350 Fifth Avenue, Suite 301
New York, NY 10118

Lewis F. Pennock (57)                          August 4, 1997          Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

Louis S. Sklar (60)                            August 4, 1997          Executive Vice President, Development and Operations,
The Williams Tower                                                     Hines Interests Limited Partnership (real estate
50th Floor                                                             development).
2800 Post Oak Boulevard
Houston, TX 77056

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other

--------------------
** Mr. Frischling is an interested person of the company, as defined in the 1940 Act, primarily because of payments received by his law firm from the company for services to the independent directors of the company.

*** Mr. Graham is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM. services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the company for these services and the overall level of the funds' operating expenses.

WHY ARE DIRECTORS BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, seven of the company's ten directors have been elected by shareholders. As directors retire, resign or otherwise cease their service as directors in the future, the company may be unable to fill the vacancies created by such action because three of the company's ten directors have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when directors cease their service as directors, and in light of the fact that only seven of the company's directors have been elected by shareholders, the Board believes it is appropriate for shareholders to elect directors at the present time.

HOW LONG CAN DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent director may continue to serve as a director until December 31 of the year in which the director turns 72. Independent directors who were 65 or older and serving on the board of one or more of the AIM funds when the policy was initially adopted in 1992 may continue to serve until December 31 of the year in which the director turns 75. A director of the company may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the company at any time. A majority of the Board may extend from time to time the retirement date of a director. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     o reviewing the funds' investment performance on an individual basis with the funds' respective managers;

     o reviewing the quality of the various other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates;

     o discussing with senior management of AIM steps being taken to address any performance deficiencies;

     o reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     o monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     o monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     o considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     o with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     o reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for:

     o increasing or decreasing the aggregate number of shares of any class of the company's common stock by classifying and reclassifying the company's authorized but unissued shares of common stock, up to the company's authorized capital;

     o fixing the terms of such classified or reclassified shares of common stock; and

     o issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable fund's prospectus, up to the company's authorized capital.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investment Committee is responsible for:

     o overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     o considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policy and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     o considering and nominating individuals to stand for election as independent directors as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     o reviewing from time to time the compensation payable to the independent directors; and

     o making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended December 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 5 meetings. The Capitalization Committee did not meet. All of the current directors and Com-mittee members then serving attended at least 75% of the meetings of the Board or applicable Committee, if any, held during the fiscal year ended December 31, 1999.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each director who is not also an officer of the company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of all of the other AIM funds. Each such director receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director:

                                                                                                                TOTAL
                                                                            RETIREMENT BENEFITS             COMPENSATION
                                         AGGREGATE COMPENSATION               ACCRUED BY ALL                  FROM ALL
DIRECTOR                                   FROM THE COMPANY(1)                 AIM FUNDS(2)                  AIM FUNDS(3)
--------                                   -------------------                 ------------                  ------------

Charles T. Bauer                                 $    0                          $      0                      $      0
Bruce L. Crockett                                 4,735                            37,485                       103,500
Owen Daly II                                      4,735                           122,898                       103,500
Edward K. Dunn Jr.                                4,735                                 0                       103,500
Jack M. Fields                                    4,634                            15,826                       101,500
Carl Frischling(4)                                4,735                            97,791                       103,500
Robert H. Graham                                      0                                 0                             0
Prema Mathai-Davis                                4,655                                 0                       101,500
Lewis F. Pennock                                  4,735                            45,766                       103,500
Ian W. Robinson(5)                                1,304                            94,442                        25,000
Louis S. Sklar                                    4,655                            90,232                       101,500

--------------------
(1) The total amount of compensation deferred by all directors of the company during the fiscal year ended December 31, 1999, including earnings thereon, was $31,806.

(2) During the fiscal year ended December 31, 1999, the total amount of expenses allocated to the company in respect of such retirement benefits was $6,864. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each independent director serves as director or trustee of twelve registered investment companies advised by AIM. Data reflects total compensation earned during the calendar year ended December 31, 1999.

(4) During the fiscal year ended December 31, 1999, the company paid $4,844 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP. Mr. Frischling, a director of the company, is a partner in such firm.

(5)  Mr. Robinson was a director until March 12, 1999, when he retired.

     A I M Management Group Inc. (AIM Management) has requested proposals from real estate development firms in the greater Houston area in connection with exploring possible options upon the expiration of the lease of AIM Management's current office space on December 31, 2003. Mr. Sklar is employed by Hines Interests Limited Partnership (Hines). Two of Hines' affiliates, Hines Corporate Properties, LLC and Sugarland Properties Incorporated (collectively, Hines Affiliates), have each submitted office space proposals to AIM Management for evaluation. Mr. Sklar would have an indirect financial interest, and may have a direct equity interest, in these proposals. Since the Hines Affiliates' proposals are among many being evaluated by AIM Management, it is not currently possible to determine the extent of any such interest, or to determine whether AIM Management will proceed with negotiations with Hines Affiliates on any specific proposal.

     AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees, each director (who is not an employee of any of the AIM funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a director becomes eligible to retire and to receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible director is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 18, 11, 10 and 1 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                                     Annual Retirement
                                                     -----------------
     Number of Years of Service                   Compensation Paid By All
     --------------------------                   ------------------------
   With the Applicable AIM Funds                   Applicable AIM Funds
   -----------------------------                   --------------------
                 10                                    $67,500
                 9                                     $60,750
                 8                                     $54,000
                 7                                     $47,250
                 6                                     $40,500
                 5                                     $33,750

     DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring directors) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring director's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the company and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The company does not pay its officers for the services they provide to the company. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

        ----------------------------------------------------------------

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

        ----------------------------------------------------------------

                    PROPOSAL 2: APPROVAL OF AN AGREEMENT AND
                      PLAN OF REORGANIZATION TO REORGANIZE
                    THE COMPANY AS A DELAWARE BUSINESS TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The company currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the plan), which provides for a series of transactions to convert each fund of the company (a current fund) to a corresponding series (a new fund) of a newly created open-end management investment company organized as a business trust (the trust) under the Delaware Business Trust Act. Under the plan, each current fund will transfer all its assets to a new corresponding fund in exchange solely for voting shares of beneficial interest in the new fund and the new fund's assumption of all the current fund's liabilities (collectively, the reorganization). A form of the plan relating to the proposed reorganization is in Appendix B. If Proposal 2 is not approved by the shareholders, the company will continue to operate as a Maryland corporation.

     The reorganization is being proposed primarily to provide the company with greater flexibility in conducting its business operations. The operations of each new fund following the reorganization will be substantially similar to those of its predecessor current fund, except that each new fund's advisory agreement will conform to the changes proposed in Proposal 3, to the extent Proposal 3 is approved; each new fund's sub-advisory agreement will conform to the changes proposed in Proposal 4, to the extent Proposal 4 is approved; each new fund's distribution plan with respect to its Class A and Class C shares will conform to the changes proposed in Proposal 5, to the extent Proposal 5 is approved; the fundamental investment restrictions for the new funds will conform to the changes proposed in Proposal 6, to the extent that Proposal 6 is approved; and the investment objectives for the new funds will be changed and made non-fundamental as proposed in Proposal 7, if Proposal 7 is approved. Finally, as described below, the trust's Agreement and Declaration of Trust differs from the company's Charter in certain respects that are expected to improve the company's and each fund's operations.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

     The reorganization is being proposed because, as noted above, AIM and the Board believe that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by mutual funds, including many AIM funds.

     The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware business trust is subject to fewer statutory requirements. The trust will be governed primarily by the terms of an Agreement and Declaration of Trust (trust instrument). In particular, the trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporation law, amendments to the company's Charter would typically require shareholder approval. Under Delaware law, unless the trust instrument of a Delaware business trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware business trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware business trust's domicile or organizational form. In contrast, under Maryland corporation law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The reorganization will also have certain other effects on the company, its shareholders and management, which are described below under the heading "How Will the Trust Compare to the Company?"

WHAT WILL THE PROPOSED REORGANIZATION INVOLVE?

     To accomplish the reorganization, the trust has been formed as a Delaware business trust pursuant to its trust instrument, and each new fund has been established as a series of the trust. On the closing date, each current fund will transfer all of its assets to the corresponding classes of the new fund in exchange solely for a number of full and fractional Class A, Class B and Class C shares of the new fund equal to the number of full and fractional shares of common stock of the corresponding classes of the current fund then outstanding and the new fund's assumption of the current fund's liabilities. Immediately thereafter, each current fund will distribute those new fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the reorganization, each shareholder of each current fund will be the owner of full and fractional shares of the corresponding new fund equal in number and aggregate net asset value to the shares he or she held in the current fund.

     The obligations of the company and the trust under the plan are subject to various conditions stated therein. To provide against unforeseen events, the plan may be terminated or amended at any time prior to the closing of the reorganization by action of the Board, notwithstanding the approval of the plan by the shareholders of the company. However, no amendments may be made that would materially adversely affect the interests of shareholders of any current fund. The company and the trust may at any time waive compliance with any condition contained in the plan, provided that the waiver does not materially adversely affect the interests of shareholders of any current fund.

     The plan authorizes the company to acquire one share of each class of each new fund and, as the sole shareholder of the trust prior to the reorganization, to do each of the following:

     o Approve with respect to each new fund a new investment advisory agreement that will be substantially identical to that described in Proposal 3. Information on the new advisory agreement, including a description of the differences between it and the current advisory agreement, is set forth below under Proposal 3. A form of the new advisory agreement is in Appendix C. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve with respect to such fund an investment advisory agreement that is substantially identical to such fund's existing investment advisory agreement.

     o Approve with respect to each new fund a new sub-advisory agreement that will be substantially identical to that described in Proposal 4. Information on the new sub-advisory agreements, including a description of the differences between them and the current sub-advisory agreements, is set forth below under Proposal 4. Forms of the new sub-advisory agreements are in Appendix D. If Proposal 4 is not approved by a current fund's shareholders, the trust will approve with respect to such fund a sub-advisory agreement that is substantially identical to such fund's existing sub-advisory agreement.

     o Assuming that Proposal 3 is approved by shareholders, approve with respect to each new fund a new administrative services agreement with

          AIM that will be substantially identical to the company's existing administrative services agreement with AIM, except that it will eliminate all references to the company's existing operating services agreement with AIM. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve for such fund an operating services agreement with AIM that will be substantially identical to such fund's existing operating services agreement and an administrative services agreement with AIM that is substantially identical to such fund's existing administrative services agreement.

     o Approve with respect to each new fund new distribution agreements with A I M Distributors, Inc. The proposed distribution agreement for the new funds' Class B shares will provide for substantially the same distribution services as currently provided by A I M Distributors, Inc. for the current funds' Class B shares. The proposed distribution agreement for the new funds' Class A and Class C shares will be in the form of agreement currently used by other retail funds distributed by AIM Distributors, Inc. It will therefore differ from the current funds' current Class A and Class C share distribution agreement, although the services to be provided are substantially the same.

     o Approve a new distribution plan under the 1940 Act with respect to each class of each new fund. The proposed distribution plan for each new fund's Class B shares will be substantially identical to the corresponding current fund's existing distribution plan for its Class B shares. The proposed distribution plan for each new fund's Class A and Class C shares will be substantially identical to that described in Proposal 5. Information on the new distribution plan for each new fund's Class A and Class C shares, including a description of the differences between it and the current distribution plan, is set forth below under Proposal 5. A form of the new distribution plan for each new fund's Class A and Class C shares is in Appendix E. If Proposal 5 is not approved by a current fund's shareholders, the trust will approve for such fund a Class A and Class C share distribution plan that will be substantially identical to such fund's existing Class A and Class C share distribution plan.

     o Approve with respect to each new fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding current fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act, all of which will be substantially identical to the current agreement and plan that exist for the corresponding current fund.

     o Elect the directors of the company as the trustees of the trust to serve without limit in time, except as they may resign or be removed by action of the trust's trustees or shareholders, and except as they retire in accordance with the trust's retirement policy for trustees. The trust's retirement policy for trustees is substantially identical to the company's retirement policy for directors.

     o Ratify the selection of KPMG LLP, the accountants for each current fund, as the independent public accountants for each new fund.

     o Approve such other agreements and plans as are necessary for each new fund's operation as a series of an open-end management investment company.

     The trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each new fund. Such accounts will be identical in all respects to the accounts currently maintained by the company's transfer agent for each shareholder of the current funds. Shares held in the current fund accounts will automatically be designated as shares of the new funds. Certificates for current fund shares issued before the reorganization will represent shares of the corresponding new fund after the reorganization. The trust will not normally issue share certificates. Any account options or privileges on accounts of shareholders under the current funds will be replicated on the new fund account.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     The company and the trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the current funds, the new funds and the shareholders of the new funds will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Shareholders of the current funds should consult their tax advisers regarding the effect, if any, of the reorganization in light of their individual circumstances and as to state and local consequences, if any, of the reorganization.

WILL I HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the current funds or the new funds, as the case may be, at any time before or after the reorganization.

HOW WILL THE TRUST COMPARE TO THE COMPANY?

     STRUCTURE OF THE TRUST

     The trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The trust has established series corresponding to and having identical designations as the series portfolios of the company. The trust has also estab-lished classes with respect to each new fund corresponding to and having identical designations as the classes of each current fund. Each new fund will have the same investment objectives, policies, and restrictions as its predecessor current fund, except that the new funds' fundamental restrictions, investment objectives, and fundamental policies will conform to the changes proposed in Proposals 6 and 7 (assuming approval of each of these Proposals by the shareholders). If either Proposal 6 or 7 is not approved by shareholders, the new funds affected by the non-approval will continue to be subject to the corresponding current funds' existing fundamental restrictions, investment objectives, and fundamental policies, as applicable. The trust's fiscal year end (July 31) is the same as that of the company, which recently changed its fiscal year end. The trust will not have any operations prior to the reorganization. Initially, the company will be the sole shareholder of the trust.

     As a Delaware business trust, the trust's operations are governed by its trust instrument and Bylaws and applicable Delaware law rather than by the company's Charter and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

     TRUSTEES AND OFFICERS OF THE TRUST

     Subject to the provisions of the trust instrument, the business of the trust will be managed by its trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers and fiduciary duties of the trustees are substantially the same as those of the directors of the company.

     The trustees of the trust would be those persons elected at this meeting to serve as directors of the company. Information concerning the nominees for election as directors of the company, all of whom presently serve in such positions, is set forth above under Proposal 1. The current officers of the company, as well as certain AIM personnel, have been elected to serve as officers of the trust and the current officers of the company will perform the same functions following the reorganization that they now perform on behalf of the company.

     SHARES OF THE TRUST

     The beneficial interests in the new funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the trust to issue share certificates, although the trust, in its sole discretion, may issue them. The trustees have the power under the trust instrument to establish new series and classes of shares; the company's directors currently have a similar right. The trust instrument permits the trustees to issue an unlimited number of shares of each class and series. The company is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Each current fund currently has three classes of shares: Class A, Class B, and Class C. The trust has established for each new fund the classes that currently exist for its predecessor current fund. Except as discussed in this proxy statement, shares of each class of the new funds will have rights, privileges and terms substantially similar to those of the corresponding class of the current funds.

     SHAREHOLDER MEETING REQUIREMENTS

     Maryland law provides that a special meeting of shareholders shall be called upon the written request of shareholders holding at least 25% of the company's shares. The company's Amended and Restated Bylaws allow a special meeting of shareholders to be called upon the written request of shareholders holding 10% of the company's shares. The trust's Bylaws provide that a special meeting of shareholders for the purpose of voting on the removal of any trustee may be called by the holders of 10% or more of the outstanding shares of the trust.

     The trust, like the company, will operate as an open-end management investment company registered with the Securities and Exchange Commission (SEC) under the 1940 Act. As permitted by SEC rules, the trust will adopt as its own the registration statement of the company. Shareholders of the new funds therefore will have the power to vote at special meetings with respect to, among other things, changes in any fundamental investment objectives and the fundamental restrictions and policies of the new funds; approval of certain changes to investment advisory contracts and plans of distribution; and additional matters relating to the trust required by the 1940 Act.

     SHAREHOLDER VOTING RIGHTS

     Under Maryland law, shareholders of the company have the right to vote on the following matters: the substantive amendment or complete restatement of the company's Charter; generally, a consolidation, merger, or share exchange involving the company or a transfer of the company's assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the company.

     Shareholders of the trust will have only those voting rights that are explicitly set forth in the trust instrument. Under the trust instrument, shareholders of the trust have the right to vote on the following matters: the election or removal of trustees, provided that a meeting of shareholders has been called for that purpose; the termination of the trust or any fund or class, provided that a meeting of shareholders has been called for that purpose, unless there are fewer than 100 holders of record of the trust or such terminating fund or class; the sale of all or substantially all of the assets of the trust or any fund or class, unless the primary purpose of such sale is to change the trust's domicile or organizational form; under certain circumstances, the merger or consolidation of the trust or any fund or class with and into another company or with and into another fund or class of the trust; and the amendment of the section of the trust instrument that governs shareholders' voting rights.

     REMOVAL OF DIRECTORS AND TRUSTEES

     The company's Charter permits removal of a director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. Under the trust instrument, a trustee may be removed by a written instrument, signed by at least two-thirds of the number of trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the trust's outstanding shares at a special meeting called for that purpose.

     SHAREHOLDERS' RIGHTS OF INSPECTION

     Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of a current fund's outstanding shares of any class may inspect that current fund's books of account and stock ledger. Under the trust instrument and the trust's Bylaws, new fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of any class of a new fund are permitted, upon written request, to inspect a list of the shareholders of that class.

     SHAREHOLDER LIABILITY

     Maryland law provides that a shareholder is not obligated to the company with respect to the stock held therein, except to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the company.

     Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the trust instrument disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the trust. The trust instrument provides for indemnification out of the property of a new fund for all losses and expenses of any shareholder of such new fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a new fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

     LIABILITY OF DIRECTORS AND TRUSTEES

     Under its Charter, the company limits the liability of and indemnifies its present and past directors and officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the company by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a director or officer of the company, Maryland law permits the company to indemnify the director or officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.

     The trust instrument provides indemnification for current and former trustees, officers, employees and agents of the trust to the fullest extent permitted by Delaware law, the trust's Bylaws and other applicable law. Trustees of the trust may be personally liable to the trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

     AMENDMENT OF CHARTER AND TRUST INSTRUMENT

     Under the company's Charter and Maryland law, the Charter may be amended upon (a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable and (b) approval of such resolution by the holders of a majority of the company's outstanding shares. The trust instrument may be amended by a majority of the trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that affects their voting rights, that reduces the indemnification provided to shareholders or former shareholders, that is required to have shareholder approval by law or by the trust instrument, or that is submitted to the shareholders by the trustees.

     ACTION BY DIRECTORS AND TRUSTEES

     Under the company's Charter, the directors of the company may act by unanimous written consent instead of holding a meeting. Under the trust instrument, the trustees of the trust may act by written consent of at least seventy-five percent of the trustees instead of holding a meeting.

     INDEPENDENT OR DISINTERESTED TRUSTEES

     The trust instrument provides that a trustee who is not an interested person of the trust (as defined in the 1940 Act) shall be deemed to be independent and disinterested under the Delaware Business Trust Act and other applicable Delaware law when making any determinations or taking any action as a trustee. The trust instrument further provides that service by a person as a trustee or director of one or more trusts, corporations or other entities of a fund complex (as defined in the 1940 Act) shall not be considered in determining whether a trustee is independent or disinterested under the Delaware Business Trust Act and other applicable law. The company's Charter does not contain these provisions, although Section 2-405.3 of the Maryland General Corporation Law provides that directors of the company that are not interested persons (as defined in the 1940 Act) shall be deemed to be independent and disinterested when making any determination or taking any action as a director.

     The foregoing is only a summary of certain differences between and among the company's Charter and Amended and Restated Bylaws and Maryland law and the trust instrument and the trust's Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Amended and Restated Bylaws of the company, and of the trust instrument and the trust's Bylaws, are available to shareholders without charge upon written request to the company or the trust.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     Assuming your approval of Proposal 2, the company currently contemplates that the reorganization will close on September 11, 2000. However, the reorganization may close on another date if circumstances warrant.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

        ----------------------------------------------------------------

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

        ----------------------------------------------------------------

           PROPOSAL 3: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3 applies to shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the company for your fund. The Board is asking you to vote on this new agreement because the company may amend its advisory agreement only with shareholder approval. A form of the company's proposed Master Investment Advisory Agreement is in Appendix C. The proposed advisory agreement amends the current advisory agreement primarily by:

     o omitting references to the provision of operating and administrative services to the funds;

     o    omitting certain expense limitations that are no longer applicable;

     o    clarifying existing non-exclusivity provisions;

     o clarifying existing delegation provisions and expressly permitting AIM to delegate its rights, duties and obligations to unaffiliated sub-advisors;

     o    adding provisions regarding affiliated brokerage;

     o adding certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program;

     o    adding certain provisions limiting the liability of AIM and the funds;

     o adding certain provisions limiting the liability of the company's shareholders;

     o omitting certain limitations on AIM's ability to receive advisory fees;

     o    omitting certain prohibitions on activities by AIM;

     o revising the description of the costs and expenses to be borne by the funds; and

     o making certain miscellaneous changes to conform the current advisory agreement to AIM's uniform model investment advisory agreement.

     At meetings held on May 9 and 10, 2000, the Board voted to recommend that you approve a Proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix F. The current Investment Advisory Agreement, as amended, was executed and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix F. The Board, including a majority of the independent directors, last approved the current advisory agreement at meetings held on May 9 and 10, 2000.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix G.

DO ANY OF THE COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox and Dana R. Sutton, all of whom are directors and/or executive officers of the company, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC. Additional information concerning these affiliations is in Appendix M.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the current advisory agreement, AIM, subject to the supervision of the Board and in conformance with the stated policies of the funds, manages the investment operations of the funds. In this regard, it is AIM's responsibility not only to make investment decisions for the funds but also to place the purchase and sale orders for the portfolio transactions of the funds. The current advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the funds. In accordance with policies established by the Board, AIM may take into account sales of shares of the funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the funds.

     AIM is also responsible for furnishing to the funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the funds, in the judgment of the directors, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each fund's accounts and records and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders. Operational services which are necessary for the day-to-day operations of the funds currently are provided for under a separate operating services agreement between the company and AIM.

     The current advisory agreement provides that AIM will pay or cause to be paid all of the costs and expenses associated with the company's operations and activities, except those expressly assumed by the company. Expenses assumed by the company include:

     o all broker's commissions, issue and transfer taxes, and other costs chargeable to the company in connection with securities transactions to which the company is a party or in connection with securities owned by the company's series;

     o    the interest on indebtedness, if any, incurred by the company;

     o extraordinary expenses, including unexpected franchise or income taxes, or business license and other corporate fees (not including SEC and state securities registration fees) that are not anticipated which the company will be required to pay to federal, state, county, city or other governmental agents, and fees and disbursements of fund counsel in connection with litigation by or against the company;

     o the expenses of distributing shares of the company by only if and to the extent permissible under a plan of distribution adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act; and

     o all fees paid by the company for operational services which are necessary for the day to day operations of the company's series under the operating services agreement.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers, paid to AIM by each fund and the dollar amount of advisory fees (if any) waived by AIM for each fund for the fiscal period or year ended December 31, 1999, are in Appendix H.

CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?

     The current advisory agreement permits AIM, upon receipt of the company's written approval, to make use of its affiliated companies and their employees. AIM has delegated to two affiliated sub-advisors certain of its obligations under the current advisory agreement. See Proposal 4 for information concerning the funds' sub-advisors and sub-advisory agreements, including the fees payable thereunder.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the company and the funds. AIM currently provides or arranges for the provision of operating services to the funds pursuant to an operating services agreement with the company. AIM also provides or arranges for others to provide administrative services to the funds pursuant to an administrative services agreement with the company. A I M Distributors, Inc. serves as the principal underwriter for each of the Class A, Class B and Class C shares of the funds, and A I M Fund Services, Inc. serves as the funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix I.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix J.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     o To omit references to the provision of operating and administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the company;

     o    To omit certain expense limitations that are no longer applicable;

     o To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     o To clarify delegation provisions that are set forth in the current advisory agreement and to expressly permit AIM to delegate its rights, duties and obligations to unaffiliated sub-advisors;

     o    To add provisions regarding affiliated brokerage;

     o To add certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program;

     o    To add certain provisions limiting the liability of AIM and the funds;

     o To add certain provisions limiting the liability of shareholders of the company;

     o    To omit certain limitations on AIM's ability to receive advisory fees;

     o    To omit certain prohibitions on activities by AIM;

     o To revise the description of the costs and expenses to be borne by the fund; and

     o To make certain miscellaneous changes to conform the current advisory agreement to AIM's uniform model investment advisory agreement.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

     ADMINISTRATIVE AND OPERATING SERVICES

     The current advisory agreement requires AIM to provide or arrange for the provision of certain operating and administrative services to the funds. These services are described in an Amended and Restated Operating Services Agreement dated as of July 1, 1999 and a Master Administrative Services Agreement dated July 1, 1999. The Board proposes to separate the advisory services and the operating and administrative services that AIM provides to the company, so that the provision of all operating and administrative services is dealt with solely in the Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Amended and Restated Operating Services Agreement and the Master Administrative Services Agreement. This omission will not change the operating or administrative services that AIM provides to the company or the compensation AIM receives for providing such services. Neither the proposed advisory agreement nor the new administrative services agreement will include AIM's current contractual obligation under the Amended and Restated Operating Services Agreement to reduce its fees or reimburse expenses for any fund to the extent necessary to ensure that the aggregate fees and expense reimbursements paid to all persons who provide operating services to such fund do not exceed 0.45% of the fund's average daily net assets on an annual basis. However, these aggregate fees and expense reimbursements have not exceeded 0.45% for any fund in the past and are not expected to exceed 0.45% for any fund in the future. As a result, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the company.

     EXPENSE LIMITATIONS

     The current advisory agreement requires AIM to reimburse the funds on an annual basis for the excess of the funds' expenses over certain annual expense limitations set forth in securities regulations of the states in which the funds' shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

     NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement provides that AIM does not owe an exclusive duty to the company. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also provides that the directors, officers, employees and shareholders of the company may serve as directors, officers, employees or shareholders of AIM and its affiliates and that the directors, officers, employees and shareholders of AIM and its affiliates may serve as directors, officers or employees of the company. The Board believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and directors of AIM and the company. The Board also believes that the non-exclusivity provision dealing with officers and directors of the company should be expanded to expressly permit the officers and directors of AIM to serve as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     The non-exclusivity provisions of the proposed advisory agreement are similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the company recognizes that AIM's obligations to other clients may adversely affect the company's ability to participate in certain investment opportunities.

     DELEGATION

     Although the current advisory agreement permits AIM to use its affiliated companies and their employees to render the services required to be performed under the advisory agreement, the current advisory agreement does not expressly permit AIM to delegate its rights, duties and obligations to unaffiliated sub-advisors. The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors, regardless of whether the sub-advisors are affiliated with AIM. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor, it may do so upon approval of the Board.

     AFFILIATED BROKERAGE

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

     SECURITIES LENDING

     If a fund engages in securities lending, AIM will provide the fund investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

     LIABILITY OF AIM AND THE COMPANY

     The proposed advisory agreement includes a new provision that limits AIM's liability to the company or the funds or any shareholder of the funds, absent willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of AIM or any of its officers, directors or employees. The proposed advisory agreement also includes a new provision that clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

     LIABILITY OF SHAREHOLDERS

     The proposed advisory agreement expressly notes that AIM's obligations under the agreement are not binding on any shareholders of the company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit.

     LIMITATION ON ADVISORY FEES

     The current advisory agreement provides that no advisory fee shall be paid to AIM with respect to any of the funds' assets that are invested in any other investment company for which AIM serves as investment advisor or sub-advisor. The proposed advisory agreement would omit this provision and, by doing so, would permit AIM to collect advisory fees with respect to assets of the funds that are invested in certain affiliated money market funds that have AIM as an investment advisor. AIM may invest the funds' assets in affiliated money market funds for cash management purposes. Investments of the funds' assets in affiliated money market funds will be governed by the terms of an exemptive order that AIM has obtained from the SEC permitting such investments. This exemptive order requires the Board to determine the appropriate level of fees for AIM to receive with respect to the funds' assets that are invested in affiliated money market funds.

     CERTAIN ACTIVITIES BY AIM

     The current advisory agreement provides that, in connection with purchases or sales of securities for the funds, neither AIM nor its officers or employees will either act as principal or agent for any party other than the funds or receive any commissions. The proposed advisory agreement would omit this provision and will instead require AIM to comply with all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder. The 1940 Act would generally prohibit or limit these types of transactions.

     COSTS AND EXPENSES

     The current advisory agreement requires AIM to pay all of the costs and expenses associated with the company's operations and activities, except for certain costs and expenses expressly assumed by the company under the agreement. In contrast, the proposed advisory agreement would provide that all of the ordinary business expenses incurred in the operations of the funds and the offering of their shares shall be borne by the funds unless specifically provided otherwise in the agreement. The proposed advisory agreement includes a list of various types of expenses to be borne by the funds. Although this list and the list of costs and expenses expressly assumed by the company under the current advisory agreement are not identical, the types and categories of expenses to be borne by the funds are generally the same. One exception is that under the current advisory agreement, the company has expressly assumed the expenses of distributing the funds' shares if and to the extent permissible under a distribution plan adopted by the company pursuant to Rule 12b-1 under the 1940 Act. The proposed advisory agreement does not expressly include distribution expenses in the list of expenses to be borne by the funds, although the funds will continue to bear distribution expenses under the proposed advisory agreement as permitted by Rule 12b-1 under the 1940 Act.

     Also, the current advisory agreement states that AIM shall bear the costs and expenses of all personnel, facilities, equipment and supplies reasonably necessary to provide the services required under the agreement. The proposed advisory agreement would omit this provision because it is implicit in the agreement.

     MISCELLANEOUS CHANGES

     If shareholders approve the proposed advisory agreement, the agreement would also differ from the current advisory agreement in the following ways:

     o The proposed advisory agreement would require AIM to give the company and the funds the benefit of its best judgment, efforts and facilities in acting as investment advisor. The current advisory agreement does not explicitly include this provision.

     o The proposed advisory agreement would deem AIM and any sub-advisors to be independent contractors and would state that they have no authority to act for or represent the company in any way or otherwise be deemed to be an agent of the company. The current advisory agreement does not explicitly include this provision.

     o The proposed advisory agreement would state that any investment program undertaken by AIM, as well as any other activities undertaken by AIM on behalf of the funds, shall at all times be subject to any directives of the Board. The current advisory agreement does not explicitly include this provision.

     o Amendments to the proposed advisory agreement will be effective if in writing and signed by the party against which enforcement of the amendment is sought. Amendments to the current advisory agreement will be effective only if in writing and signed by both AIM and the company.

WHAT FACTORS DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at meetings held in person on May 9 and 10, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes to the current advisory agreement with respect to each fund.

     o The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the funds, and noted that the persons providing services to the funds would not change if the new advisory agreement is approved by shareholders.

     o The range of investment advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the new advisory agreement, and noted that no changes in the level or type of services provided by AIM would occur if the new advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if a fund engages in securities lending.

     o The qualifications of AIM to provide a range of management and operating and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as operating, administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the new advisory agreement of references to the provision by AIM of operating and administrative services. The Board also reviewed the proposed form of administrative services agreement, noted that the services to be provided under the existing operating services agreement and existing administrative services agreement and the proposed administrative services agreement are the same, and concluded that the administrative services to be provided by AIM would not change if all references to operating and administrative services were deleted from the new advisory agreement.

     o The performance record of the funds. The Board determined that AIM has provided high quality services with respect to each fund, after considering performance information that it received during the past year from AIM regarding the funds. The Board also determined that each fund's performance would not have been affected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending and to permit AIM's receipt of fees with respect to assets of the funds that are invested in affiliated money market funds. Fees with respect to securities lending would be paid only to the extent that a fund engages in securities lending, and therefore are not paid if the fund does not engage in securities lending. The Board noted that the funds do not currently engage in securities lending, but that such arrangements provide the opportunity for both the fund and AIM to obtain additional income. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it may provide in connection with securities lending activities. The Board also noted that AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that the Board must determine the appropriate level of fees for AIM to receive with respect to assets of the funds that are invested in affiliated money market funds.

     o The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending and to permit AIM's receipt of fees with respect to assets of the funds that are invested in affiliated money market funds. The Board further noted that AIM currently intends to waive its right to receive any fees for providing administrative services in connection with securities lending and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board noted that, in accordance with an exemptive order issued by the SEC, the Board must determine the appropriate level of fees for AIM to receive with respect to assets of the funds that are invested in affiliated money market funds. The Board also noted that, in accordance with a second exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the funds operate, and that AIM should have the flexibility to take advantage of that environment.

     After considering the above factors, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on September 11, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

                           --------------------------

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                           --------------------------

               PROPOSAL 4: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4 applies to shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve for your fund a new sub-advisory agreement between AIM and your fund's current sub-advisor. The Board is asking you to vote on these new sub-advisory agreements because the sub-advisory agreements may only be amended with shareholder approval. Forms of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO, Inc., and between AIM and INVESCO Global Asset Management (N.A.), Inc. are in Appendix D.

     At meetings held on June 13 and 14, 2000, the Board voted to recommend that you approve a Proposal to adopt a new sub-advisory agreement for your fund.

WHO ARE THE FUNDS' SUB-ADVISORS?

     The sub-advisor to Flex and Real Estate is INVESCO, Inc., a Delaware corporation (INVESCO), which has its principal office at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The sub-advisor to International Value is INVESCO Global Asset Management (N.A.), Inc., a Delaware corporation (IGAM), which has its principal office at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. Both INVESCO and IGAM are registered as investment advisors under the Investment Advisers Act of 1940, as amended, and are indirect, wholly owned subsidiaries of AMVESCAP PLC. INVESCO has acted as an investment advisor since 1979 and IGAM has acted as an investment advisor since 1997.

     INVESCO and IGAM became the sub-advisor for their respective fund or funds on the dates indicated in Appendix F. The current Sub-Advisory Agreements, as amended, were executed on the dates indicated in Appendix F. The Board, including a majority of the independent directors, last approved the current sub-advisory agreements at meetings held on May 9 and 10, 2000. A list of the principal executive officer and the directors of each of INVESCO and IGAM is in Appendix G.

     Prior to June 19, 2000, INVESCO Global Asset Management, Limited, an affiliate of IGAM, served as the sub-advisor to International Value. Effective June 19, 2000, the current Sub-Advisory Agreement for International Value was transferred from INVESCO Global Asset Management, Limited to IGAM, with IGAM assuming the rights and obligations under the current Sub-Advisory Agreement. The transfer occurred in connection with a corporate reorganization and did not result in any change in the persons providing advisory services to the fund.

    Prior to January 1, 2000, INVESCO Realty Advisors, Inc., an affiliate of INVESCO, served as the sub-advisor to Real Estate. Effective January 1, 2000, the current Sub-Advisory Agreement for Real Estate was transferred from INVESCO Realty Advisors, Inc. to INVESCO, with INVESCO assuming the rights and obligations under the current Sub-Advisory Agreement. The transfer occurred in connection with a corporate reorganization and did not result in any change in the persons providing advisory services to the fund.


WHAT ARE THE TERMS OF THE CURRENT SUB-ADVISORY AGREEMENTS?

     Under the current sub-advisory agreements, INVESCO provides general investment advice and portfolio management to Flex and Real Estate and IGAM provides general investment advice and portfolio management to International Value. Under the terms of their current sub-advisory agreements with the funds, the sub-advisors, subject to the supervision of the directors of the company and in conformance with the stated policies of the funds, manage the investment operations of the funds. The sub-advisors not only make investment decisions for the funds, but also place the purchase and sale orders for the portfolio transactions of the funds. The sub-advisors may follow a policy of considering sales of shares of the company as a factor in the selection of broker-dealers to execute portfolio transactions.

     Specifically, the sub-advisors are required to perform the following services under the current sub-advisory agreements:

  o to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the funds and to execute all purchases and sales of portfolio securities;

  o  to maintain a continuous investment program for the funds, consistent with
     (i) the investment policies as set forth in the company's Charter, bylaws and registration statement and (ii) the company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

  o to determine what securities are to be purchased or sold for the funds, unless otherwise directed by the Board or AIM, and to execute transactions accordingly;

  o to provide to the funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the sub-advisor;

  o to determine what portion of the funds should be invested in the various types of securities authorized for purchase by the funds; and

  o to make recommendations as to the manner in which voting rights, rights to consent to company action and any other rights pertaining to the funds' securities shall be exercised.

     The current sub-advisory agreements will each continue from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast at a meeting called for such purpose. The sub-advisory agreements are terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of a fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO and IGAM under the current sub-advisory agreements, AIM pays to each sub-advisor a fee which is computed daily and paid as of the last day of each month on the basis of each fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the fund. The annual rates at which each sub-advisor receives fees from AIM under the current sub-advisory agreements, as well as the dollar amounts of sub-advisory fees, net of any expense limitations or fee waivers, paid to each sub-advisor or its predecessor by AIM and the dollar amount of advisory fees (if any) waived by the sub-advisors or their predecessors for each fund for the fiscal period or year ended December 31, 1999 are in Appendix H.
HOW DO THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENTS DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENTS?

     The proposed sub-advisory agreements differ from the current sub-advisory agreements primarily because they:
  o Clarify that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash of the applicable fund. This change permits AIM to retain the right to manage all or some of the assets. For example, AIM may retain the right to provide a continuous investment program for each fund's cash.

  o Explicitly acknowledge the sub-advisor's duty to maintain compliance procedures for the applicable fund that the sub-advisor and AIM reasonably believe are adequate to ensure the fund's compliance with the 1940 Act and the investment objectives and policies of the fund.

  o Eliminate the section entitled "Allocation of Charges and Expenses" in the current sub-advisory agreements since this information was duplicative of the terms in both the current and proposed advisory agreements and unnecessary in the sub-advisory agreements.

  o Revise the compensation section so that the sub-advisor would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The current sub-advisory agreements provide that a sub-advisor receives a percentage of average daily net assets.

  o Expand the existing non-exclusivity provisions by providing that the directors, officers and employees of the sub-advisor may engage in any other business or devote their time and attention in part to the management or other aspects of any other business.

  o Add provisions limiting the liability of the sub-advisor, absent willful misfeasance, bad faith or gross negligence on the part of the sub-advisor or reckless disregard by the sub-advisor of its obligations and duties under the agreement

  o Add provisions proportionately reducing the fee payable to the sub-advisor or requiring the sub-advisor to proportionately reimburse AIM, as applicable, in situations where AIM's compensation as advisor is reduced because of contractual fee waivers or expense limitations.

  o Permit amendments to the sub-advisory agreements to be effective if in writing and signed by the party against which enforcement of the amendment is sought, rather than requiring amendments to be signed by both parties.

  o Omit certain limitations on the ability of the sub-advisor and its directors, officers and employees to act as principal or agent for any party other than the funds or to receive any commissions, as the proposed sub-advisory agreements will cover this concept by requiring the sub-advisors to comply with all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder.

  o Omit certain limitations on the sub-advisor's ability to receive advisory fees with respect to any of the funds' assets that are invested in any other investment company for which the sub-advisor acts as investment advisor or sub-advisor.

WHAT FEES ARE CHARGED BY THE SUB-ADVISORS TO SIMILAR FUNDS ADVISED BY THEM?

     The advisory fee schedules for other funds advised by INVESCO and IGAM with similar investment objectives as the funds are in Appendix J.

     Except for the above changes, the terms of the current sub-advisory agreements and the proposed sub-advisory agreements are substantially similar, except for the effective dates and the renewal dates.

WHAT FACTORS DID THE DIRECTORS CONSIDER IN APPROVING THE SUB-ADVISORY
AGREEMENTS?

     At the request of AIM the Board discussed the approval of the proposed sub-advisory agreements at meetings in person held on June 13 and 14, 2000. The independent directors also discussed approval of the proposed sub-advisory agreements with independent counsel at that meeting. In evaluating the proposed sub-advisory agreements, the Board requested and received information from AIM and the sub-advisors to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes in the current sub-advisory agreements with respect to each fund.

     o The qualifications of INVESCO and IGAM to provide sub-advisory services. The Board reviewed the credentials and experience of the officers and employees of INVESCO and IGAM who provide sub-advisory services to the funds, and noted that the persons providing services to the funds would not change if the new sub-advisory agreements are approved by shareholders.

     o The range of sub-advisory services provided by the sub-advisors. The Board reviewed the services to be provided by the sub-advisors under the new sub-advisory agreements, and noted that no changes in the level or type of services provided by the sub-advisors would occur if the new sub-advisory agreements are approved by shareholders.

     o The fees payable to the sub-advisors for their services. The Board noted that the compensation payable to the sub-advisors would change under the proposed sub-advisory agreements. If the proposed sub-advisory agreements are approved, each sub-advisor will receive compensation based on that portion of the assets of a fund that it manages (the sub-advised assets), rather than on all assets of a fund. In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets, rather than a percentage of the average daily net assets of the fund. The Board noted that these changes had been agreed to by AIM and the sub-advisors, as well as by AMVESCAP, the indirect parent of AIM and the sub-advisors. The Board also noted that the proposed changes to the compensation to the sub-advisors had no effect on the fund, since the fees are payable by AIM.

     o The performance record of the funds. The Board determined that the sub-advisors have provided high quality services with respect to the funds, after considering performance information that it received during the past year from the sub-advisors regarding the funds. The Board also determined that each fund's performance would not have been affected if the proposed sub-advisory agreements had been in effect during the past fiscal year, since no changes to the sub-advisory fees are being proposed other than providing that the sub-advisors will receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets, as opposed to a percentage of average daily net assets. The Board noted that the proposed change in the sub-advisors' compensation will not affect the compensation that the funds pay to AIM as investment advisor and, therefore, will not have any effect on the performance of the funds.

     o The profitability of the sub-advisors. The Board reviewed information concerning the profitability of each sub-advisor's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the sub-advisory fees were being proposed other than providing that the sub-advisors will receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets, as opposed to a percentage of average daily net assets. The Board noted that the change to the sub-advisory fees may reduce the amounts payable to the sub-advisors, but that the sub-advisors had assured the Board that any potential reduction would not affect the nature or quality of the services provided by the sub-advisors to the funds. The Board also noted that the proposed change in the sub-advisors' compensation will not affect the compensation that the funds pay to AIM as investment advisor.

     o The terms of the proposed agreements. The Board reviewed the terms of the proposed agreements, including the changes discussed above. The Board determined that these changes reflect the current environment in which the funds operate, and that the sub-advisors should have the flexibility to take advantage of that environment.

     After considering the above factors, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new sub-advisory agreements.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreements, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     If approved, the new sub-advisory agreements will become effective on September 11, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve a proposed sub-advisory agreement with respect to a fund, the current sub-advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

           ---------------------------------------------------------

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

           ---------------------------------------------------------

                 PROPOSAL 5: APPROVAL OF A NEW DISTRIBUTION PLAN



WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies to holders of Class A, B and C shares of the funds. The new distribution plan is for the Class A and Class C shares of the funds. Holders of Class B shares are being asked to approve the new plan, however, because Class B shares automatically convert to Class A shares at the end of the month in which the eighth anniversary of the purchase of Class B shares occurs.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new distribution plan pursuant to Rule 12b-1 of the 1940 Act for the Class A and Class C shares of your fund. This new distribution plan is the form of distribution plan adopted by other retail funds having A I M Distributors, Inc. (AIM Distributors) as their distributor (AIM Distributors funds). The Board believes that having the funds and other AIM Distributors funds operate pursuant to similar plans will enhance operating efficiencies of the funds and AIM Distributors. The new distribution plan would not increase the maximum rate of fees that may be paid pursuant to the plan. A form of the company's proposed Master Distribution Plan (Class A and Class C Shares) is in Appendix E.

     At meetings held on May 9 and 10, 2000, the Board voted to recommend that you approve the new distribution plan.

WHAT ARE THE TERMS OF THE CURRENT DISTRIBUTION PLAN?

     The current distribution plan for the funds' Class A and Class C shares, as amended, was adopted by the company on August 4, 1997. The current distribution plan was last amended on June 21, 1999.

     The current distribution plan provides that each fund may incur certain distribution and marketing fees which may not exceed a maximum annual rate of 0.35% of the average net assets attributable to Class A shares and 1.00% of the average net assets attributable to Class C shares. For both Class A and Class C shares, this expense includes the payment of 0.25% of average annual net assets to broker-dealers and other qualifying financial institutions as a "service fee" for providing account maintenance or personal service to existing shareholders.

     The plan authorizes each applicable fund, subject to the annual limitations described above, to pay AIM Distributors (or other broker-dealers): (1) the costs and expenses incurred in preparation, printing and distribution of the company's sales literature and prospectuses and statements of additional information for prospective investors; (2) amounts from time to time to support marketing shares of the company through programs with broker-dealers selling company shares; and (3) overhead expenses which include the costs of AIM Distributors' personnel whose primary responsibilities involve marketing the company. In addition, the plan provides that the company may pay, subject to the annual limitations, such other distribution costs and expenses as the Board may from time to time specify.

     The current distribution plan will continue in effect from year to year for each fund or class thereof only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund or class (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current distribution plan provides that a majority of the independent directors or a majority of the outstanding voting securities of a fund may terminate the plan for a class or a fund without penalty.

     The amount of distribution and services fees paid to AIM Distributors by the company pursuant to the current distribution plan with respect to the Class A and Class C shares of each fund for the fiscal period or year ended December 31, 1999, both in the aggregate and as a percentage of each fund's average net assets during the period, are as follows:

                                              Aggregate                    Percentage of
                                               Amount                     Average Net Assets
                                               ------                     ------------------

Class A
AIM Advisor Flex Fund                       $  113,871*                         0.25%
AIM Advisor International Value Fund            67,620*                         0.25%
AIM Advisor Real Estate Fund                    47,262*                         0.25%

Class C
AIM Advisor Flex Fund                       $6,967,734                          1.00%
AIM Advisor International Value Fund           993,935                          1.00%
AIM Advisor Real Estate Fund                   263,496                          1.00%

---------------
*    Net of fee waivers

     The following table shows those broker-dealers who received from AIM Distributors 10% or more of the foregoing aggregate amounts paid under the current distribution plan:

                                                              Aggregate            Percentage of
                                                              Amount             Average Net Assets
                                                              ------             ------------------

AIM Advisor Flex  Fund
Class A:
         Merrill Lynch Pierce Fenner and Smith, Inc.         $ 27,810                   24.42%
         Pershing & Co.                                      $ 29,191                   25.63%

AIM Advisor International Value Fund
Class A:
         Merrill Lynch Pierce Fenner and Smith, Inc.         $  8,532                   12.62%
         Morgan Keegan                                       $ 25,221                   37.29%

Class C:
         Merrill Lynch Pierce Fenner and Smith, Inc.         $444,140                   44.69%

WHAT ARE THE TERMS OF THE PROPOSED DISTRIBUTION PLAN?

     The primary differences between the current distribution plan for the funds' Class A and Class C shares and the proposed distribution plan that the Board approved are:

     o To change the way payments are made under the plan. Under the proposed plan, AIM Distributors will retain in full the amount, if any, that the distribution fees paid to it by a fund exceed the amount spent by AIM Distributors to provide the services specified in the plan. Any excess will be treated as compensation to AIM Distributors. Under the current plan AIM Distributors and its service providers are required to return to a fund the amount, if any, that the distribution or service fees paid to them by a fund exceed the amount spent by them to provide the services specified in the plan.

     o To omit provisions of the plan that are in effect a distribution agreement, because these provisions are covered in the separate distribution agreement between the company and AIM Distributors.

     o To conform the various activities and services to be provided by AIM Distributors under the plan to the activities and services AIM Distributors provides to the other AIM funds.

     o To specify the types of service agreements that AIM Distributors may enter into with broker-dealers, banks, insurance companies and other entities.

     o To omit references to certain activities that the company and AIM Distributors are required to perform, when the company and AIM Distributors are otherwise required by law to perform those activities.

     o To make certain miscellaneous changes to conform the current distribution plan to AIM Distributors' uniform model distribution plan used by the other AIM funds.

     Except for the above changes, the terms of the current distribution plan and the proposed distribution plan are substantially similar, except for the effective dates and the renewal dates.

COMPARATIVE EXPENSE INFORMATION
     The amounts that would have been paid had the new plan been in effect during the last fiscal year would not differ from actual amounts paid under the current plan.
WHAT FACTORS DID THE DIRECTORS CONSIDER IN APPROVING THE DISTRIBUTION PLAN?
     At the request of AIM, the Board discussed the approval of the proposed distribution plan for the funds' Class A and C shares at meetings held in person on May 9 and 10, 2000. The independent directors also discussed approval of the proposed distribution plan with independent counsel at those meetings. In evaluating the proposed distribution plan, the Board requested and received information from AIM Distributors to assist in its deliberations.
     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes to the current distribution plan with respect to each fund.

     o The qualifications of AIM Distributors to provide distribution services with respect to the funds' Class A and Class C shares. The Board reviewed the credentials and experience of the officers and employees of AIM Distributors who provide distribution services to the funds, and noted that the persons providing services to the funds would not change if the new distribution plan is approved by shareholders.

     o The range of distribution services provided by AIM Distributors. The Board reviewed the services to be provided by AIM Distributors under the new distribution plan, and noted that AIM Distributors had represented that no changes in the level or type of services provided by AIM Distributors would occur if the new distribution plan is approved by shareholders.

     o The profitability of AIM Distributors. The Board reviewed information concerning the profitability of AIM Distributors' distribution and other activities and its financial condition. The Board noted that the new distribution plan would not increase the maximum rate of fees that may be paid under the plan. The Board also noted that the possibility exists that expenses incurred by AIM Distributors and for which it is entitled to be reimbursed under the current plan may be less than the fee it will receive under the new plan.

     o The terms of the proposed distribution plan. The Board reviewed the terms of the proposed distribution plan, including the changes discussed above. The Board determined that these changes reflect the current plans in effect for other funds distributed by AIM Distributors, and that AIM Distributors may be more productive for the funds if it can operate pursuant to substantially similar plans.

     After considering the above factors, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new distribution plan.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed distribution plan, the independent directors have considered what they believe to be in your best interest. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     If approved, the new distribution plan will become effective on September 11, 2000 and will expire, unless renewed, on or before June 30, 2001. If the new distribution plan is approved with respect to a fund, the current distribution plan for the Class A and Class C shares of that fund will be terminated on September 11, 2000. If holders of Class A or Class C shares of a fund do not approve the new distribution plan, the current distribution plan will continue in effect for such Class of shares of such fund. If holders of Class B shares of a fund do not approve the new distribution plan, the company will establish a new class of shares into which such Class B shares can be converted with a distribution plan identical to the current distribution plan in effect for the Class A shares of such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

           ---------------------------------------------------------

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

           ---------------------------------------------------------

             PROPOSALS 6(a) THROUGH 6(m): CHANGES TO THE FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF ALL FUNDS

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, each fund has adopted certain fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at meetings held on May 9 and 10, 2000. The current fundamental investment restrictions for each fund are in Appendix K.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted certain state laws, under which the funds previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

                PROPOSAL 6(a): CHANGE TO FUNDAMENTAL RESTRICTION
                            ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(a) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(a), the existing fundamental restriction on issuer diversification for each of the funds would be changed to read as follows:

     "The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

     DISCUSSION:

     The proposed changes will permit the funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification. The Board does not expect this change to have a material impact on the funds' operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by

     Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM Advised Fund), subject to the terms and conditions of any exemptive orders issued by the SEC."

               PROPOSAL 6(b): CHANGE TO FUNDAMENTAL RESTRICTION ON
                  BORROWING MONEY AND ISSUING SENIOR SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(b) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(b), the existing fundamental restriction on issuing senior securities and borrowing money for each of the funds would be changed to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

     DISCUSSION:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares of common stock with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction for the funds is more limiting than required by the 1940 Act.

     The proposed changes would make the funds' restriction on borrowing money or issuing senior securities no more limiting than required by the 1940 Act. The Board believes that changing the funds' fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have a material impact on the funds' operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker/dealers or an AIM Advised Fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

               PROPOSAL 6(c): CHANGE TO FUNDAMENTAL RESTRICTION ON
                            UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(c) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(c), the existing fundamental restriction on underwriting securities for each of the funds would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

     DISCUSSION:

     The proposed changes to this fundamental restriction would expand the types of transactions in which a fund may engage, even if it may be considered to be an underwriter. The Board does not expect this change to have a material impact on the funds' operations.

               PROPOSAL 6(d): CHANGE TO FUNDAMENTAL RESTRICTION ON
                             INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(d) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(d), the existing fundamental restriction on industry concentration for each fund other than Real Estate would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of government. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

     Upon the approval of Proposal 6(d) by shareholders of Real Estate, the existing fundamental restriction on industry concentration for Real Estate would be changed to read as follows:

     "The fund will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of domestic and foreign real estate and real-estate related companies."

     DISCUSSION:

     For Flex and International Value, the proposed changes to their fundamental restriction on industry concentration would clarify that for industry concentration purposes, they will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. The proposed changes will also permit Flex and International Value to take advantage of laws, interpretations and exemptions in effect from time to time relating to industry concentration.

     If shareholders of Flex and International Value approve the proposed change, the following non-fundamental investment restriction will become effective for Flex and International Value:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

     The proposed addition of the fundamental restriction on industry concentration for Real Estate will make explicit the group of industries in which Real Estate will concentrate its investments.

     If you approve the proposed change, the following non-fundamental investment restriction will also become effective for Real Estate:

     "For purposes of Real Estate's fundamental restriction regarding industry concentration, real estate and real-estate related companies shall consist of companies (i) at least 50% of the assets, gross income or net profits of which are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs which own properties, and listed mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) the products and services of which are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages."

                PROPOSAL 6(e): CHANGE TO FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING REAL ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(e) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(e), the existing fundamental restriction on real estate investments for each of the funds would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

     DISCUSSION:

     The proposed changes to this fundamental restriction would clarify the types of real estate related securities that are permissible investments for each fund. In addition, the proposed restriction includes an exception that permits each fund to hold real estate acquired as a result of ownership of securities or other instruments. The Board does not expect this change to have a material impact on the funds' operations.

                PROPOSAL 6(f): CHANGE TO FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING COMMODITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(f) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(f), the existing fundamental restriction on investing in commodities for each of the funds would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

     DISCUSSION:

     The proposed changes to this fundamental restriction are intended to ensure that the funds will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the funds' other investment policies. Furthermore, the proposed restriction would allow the funds to respond to the rapid and continuing development of derivative products. The proposed restriction broadens the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments.

           PROPOSAL 6(g): CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING
                                     LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(g) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(g), the existing fundamental restriction on making loans for each of the funds would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

     DISCUSSION:

     The proposed fundamental restriction more completely describes various types of debt instruments available in the financial markets that the funds may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed restriction, the following non-fundamental investment restriction will become effective for each fund:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

             PROPOSAL 6(h): APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
               RESTRICTION ON INVESTING ALL OF EACH FUND'S ASSETS
                               IN AN OPEN-END FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(h) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(h), the current fundamental investment restriction on investing in an open-end fund would be eliminated and the following fundamental restriction on investing in an open-end fund would be added for each of the funds:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

     DISCUSSION:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit each of the funds to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of each fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their investments in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, the fundamental investment restrictions of each fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be modified to permit such investment.

     A fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If a fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the funds may be reduced.

     Also, the current fundamental investment restriction provides that no advisory fee shall be paid to AIM with respect to any of the funds' assets that are invested in any other investment company for which AIM serves as investment advisor or sub-advisor. The new fundamental investment restriction would omit this provision and, by doing so, would permit AIM to collect advisory fees with respect to assets of the funds that are invested in funds that have AIM as an investment advisor. AIM may invest the funds' assets in affiliated money market funds for cash management purposes. Investments of the funds' assets in affiliated money market funds will be governed by the terms of an exemptive order that AIM has obtained from the SEC permitting such investments. This exemptive order requires the Board to determine the appropriate level of fees for AIM to receive with respect to the funds' assets that are invested in affiliated money market funds.

     If you approve the proposed restriction, each fund will have the ability to invest all of its assets in another open-end investment company. Because the funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each fund:

     "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund."

              PROPOSAL 6(i): ELIMINATION OF FUNDAMENTAL RESTRICTION
                             ON MARGIN TRANSACTIONS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(i) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(i), the existing fundamental restriction on engaging in margin transactions for each of the funds would be eliminated.

     DISCUSSION:

     The funds are not required to have a fundamental restriction on margin transactions. In order to maximize the funds' flexibility in this area, the Board believes that the funds' restriction on margin transactions should be deleted. Although the funds would have greater flexibility to engage in margin transactions, if shareholders approve Proposal 6(i), none of the funds presently intends to purchase any security on margin, except they may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the funds of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin. Accordingly, the Board does not expect this change to have a material impact on the funds' operations.

              PROPOSAL 6(j): ELIMINATION OF FUNDAMENTAL RESTRICTION
                          ON SHORT SALES OF SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(j) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(j), the existing fundamental restriction on short sales of securities for each of the funds would be eliminated.

     DISCUSSION:

     The funds' current fundamental restriction on short sales of securities prohibits all short sales, regardless of whether they are "against the box," which means that a fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those securities sold short. The SEC considers short sales of securities by a fund that are not against the box to be "senior securities." As such, they would be covered under the fundamental restriction on issuing senior securities that shareholders are being asked to vote on in Proposal 6(b). Therefore, the Board believes that the fundamental restriction on short sales of securities that are not against the box is unnecessary and should be eliminated for each of the funds.

     As discussed above, however, the funds' current fundamental restriction on short sales prohibits all short sales, regardless of whether they are against the box. To maximize the funds' flexibility in this area and to allow the funds to engage in short sales against the box, the Board believes that the funds' fundamental restriction on selling securities short should be eliminated.

     If shareholders approve Proposal 6(j), none of the funds will make short sales of securities or maintain a short position unless at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. In no event may more than 10% of a fund's total assets be deposited or pledged as collateral for such sales at any one time. The Board does not expect this change to have a material impact on the funds' operations.

              PROPOSAL 6(k): ELIMINATION OF FUNDAMENTAL RESTRICTION
               ON MORTGAGING, PLEDGING, HYPOTHECATING OR OTHERWISE
                TRANSFERRING ASSETS AS SECURITY FOR INDEBTEDNESS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(k) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(k), the existing fundamental restriction on mortgaging, pledging, hypothecating or otherwise transferring assets as security for indebtedness for each of the funds would be eliminated.

     DISCUSSION:

     The funds are not required to have a fundamental restriction on the mortgaging, pledging, hypothecating or otherwise transferring assets as security for indebtedness. In order to maximize the funds' flexibility in this area, the Board believes that this restriction should be eliminated. The Board does not expect this change to have a material impact on the funds' operations.

              PROPOSAL 6(l): ELIMINATION OF FUNDAMENTAL RESTRICTION
                     ON INVESTING FOR THE PURPOSE OF CONTROL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(l) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(l), the existing fundamental restriction on investing for the purpose of control for each of the funds would be eliminated.

     DISCUSSION:

     The Board proposes to eliminate this fundamental restriction, which prohibits each of the funds from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify each fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. No fund, however, currently intends to become involved in directing or administering the day-to-day operations of any company.

     AIM believes that it should be able to communicate freely each fund's views as a shareholder on important matters of policy to a company's management, its board of directors and its shareholders, when AIM or the Board believes that such action or policy may affect significantly the value of its investment. The activities that each fund might engage in, either individually or with others, include seeking changes in a company's direction, seeking the sale of a company or a portion of its assets, or participating in a takeover effort or in opposition to a takeover effort. AIM believes that each fund currently may engage in such activities without necessarily violating this fundamental restriction. Nevertheless, the existence of the investment restriction might give rise to a claim that such activities did in fact constitute investing for control or management.

              PROPOSAL 6(m): ELIMINATION OF FUNDAMENTAL RESTRICTION
                ON PURCHASING RESTRICTED AND ILLIQUID SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6(m) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(m), the existing fundamental restriction on investing in restricted and illiquid securities for each of the funds would be eliminated.

     DISCUSSION:

     The funds are not required to have a fundamental restriction on purchasing restricted or illiquid securities. In order to maximize the funds' flexibility in this area, the Board believes that this restriction should be eliminated. The Board does not expect this change to have a material impact on the funds' operations. If this restriction is eliminated, the funds will remain subject to SEC requirements, which prohibit each of them from investing more than 15% of its net assets in illiquid securities.

WHEN WILL PROPOSALS 6(a) THROUGH 6(m) BE IMPLEMENTED?

     If you approve each of the above Proposals, the new fundamental restrictions will replace the fundamental investment restrictions for the specified funds. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which the funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on September 11, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 6(a) THROUGH 6(m)?

           ---------------------------------------------------------

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
              UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS
                               6(a) THROUGH 6(m).

           ---------------------------------------------------------

           PROPOSAL 7: CHANGING THE INVESTMENT OBJECTIVES OF THE FUNDS
                         AND MAKING THEM NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 7 applies to shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective by making it non-fundamental and by eliminating from the investment objective the manner in which your fund proposes to achieve its objective. The Board is asking you to vote on these changes because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix L. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote.

     The current investment objectives of Flex and Real Estate state that these funds will invest without regard to federal income tax considerations. The current investment objective of International Value states that this fund will invest without regard to U.S. or foreign tax considerations. The Board believes that the investment objectives of the funds should omit the statement that the funds will invest without regard to tax considerations. If the funds invest without regard to tax considerations, shareholders of the funds may realize significant taxable gains.

     This change will permit the Board to operate the funds on a tax-managed basis, resulting in little capital gain to shareholders, if the Board so chooses, without seeking a shareholder vote. Other than the proposed changes discussed above, the Board does not anticipate making changes to the investment objective of your fund at the present time.

WHAT IS THE PROPOSED CHANGE?

     If shareholders approve this proposal, the investment objective of each fund will read as follows:

     "The fund's investment objective is to achieve high total return."

     The Board expects that you will benefit from these proposed changes because it will have the ability to respond more quickly to new developments and changing trends in the marketplace. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 7 BE IMPLEMENTED?

     The Board anticipates that Proposal 7, if approved, will be implemented on September 11, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 7?

--------------------------------------------------------------------------------
                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
--------------------------------------------------------------------------------

                    PROPOSAL 8: RATIFICATION OF SELECTION OF
                       KPMG LLP AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 8 applies to shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending July 31, 2000. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants of some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 8?

--------------------------------------------------------------------------------
                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE COMPANY?

     Information about the executive officers of the company is in Appendix M.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of each fund's shares by the directors and the executive officers of the company and by 5% holders of each class is in Appendix N.

WHO ARE THE INVESTMENT ADVISOR, SUB-ADVISORS, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

     A I M Advisors, Inc. serves as the investment advisor and administrator for the funds. INVESCO, Inc. serves as the sub-advisor for Flex and Real Estate. INVESCO Global Asset Management (N.A.), Inc. serves as the sub-advisor for International Value.

     A I M Distributors, Inc. serves as the principal underwriter for each of the Class A, Class B and Class C shares of the funds.

     The principal address for A I M Advisors, Inc. and A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The principal address for INVESCO, Inc. is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The principal address for INVESCO Global Asset Management (N.A.), Inc. is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

HAS THE COMPANY HIRED A PROXY SOLICITOR?

     The company has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The company estimates that the aggregate cost of SCC's services will be approximately $22,360. The company will bear the cost of soliciting proxies. The company expects to solicit proxies principally by mail, but either the company or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The company may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                       SHARES OF AIM ADVISOR FUNDS, INC.
                          OUTSTANDING ON JUNE 23, 2000

                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                              JUNE 23, 2000
--------------------                                                              -------------

AIM Advisor Flex Fund
     Class A....................................................................  1,655,434.994
     Class B....................................................................    407,541.663
     Class C.................................................................... 21,566,752.692

AIM Advisor International Value Fund
     Class A....................................................................  1,764,733.750
     Class B....................................................................    305,002.916
     Class C....................................................................  4,884,488.165

AIM Advisor Real Estate Fund
     Class A....................................................................  1,673,669.242
     Class B....................................................................    973,251.920
     Class C....................................................................  1,585,546.244

                                      A-1

                                   APPENDIX B

                            AIM ADVISOR FUNDS, INC.
                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of May 10, 2000, is entered into by and between AIM Advisor Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Advisor Funds, a Delaware business trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company currently publicly offers shares of common stock representing interests in three separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated multiple classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization (the "Reorganization"), the Board of Trustees of the Trust has established three series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     The Reorganization will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund, and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the

Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the Company's three series portfolios.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund.

     1.6 "Current Fund Shares" shall mean the shares of the Current Funds outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class representing an interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund's receipt of the Current Fund's Assets.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a regulated investment company under Subchapter M of the Code.

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders' Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION.

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of the each New Fund agrees in exchange therefor:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares for each New Fund Class designated in Schedule B equal to the number of full and fractional Current Fund Shares for each corresponding Current Fund Class designated in Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to paragraph 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to paragraph 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 2.2, the Company shall dissolve its existence as corporation under Maryland law.

     2.4 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of the Company or each Current Fund to a public authority is, and shall remain its responsibility up to and including the date on which it is terminated.

3. CLOSING.

     3.1 The Closing shall occur at the principal office of the Company on September 11, 2000, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books
                                       B-4
of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

          (g) There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders; and

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants on its own behalf, and on behalf of each New Fund, as follows:

          (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) At the Effective Time, the Trust will succeed to the Company's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations and nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in paragraph 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

          (h) Each New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets;

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be approximately equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Directors of the Company shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by Shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 The Trust's trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share in each New Fund Class of each New Fund to the Company in consideration of the payment of $1.00 per share for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3;

     5.3 Immediately prior to the Closing, the Trust (on its own behalf of and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, one or more Master Sub-Advisory Agreements, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6. CONDITIONS PRECEDENT.

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The Shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions;

     6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to a Current Fund on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and the New Fund's assumption of the Liabilities or on the subsequent distribution of New Fund Shares to the Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

          (c) No gain or loss will be recognized to a New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

          (d) Each New Fund's basis for the Assets will be the same as the basis thereof in the corresponding Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for the Current Fund Shares constructively surrendered, provided that the New Fund Shares are held as capital assets by the Shareholder at the Effective Time.

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's shareholders.

7. EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10. TERMINATION.

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's Shareholders:

     10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before September 11, 2000; or

     10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11. MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the New Funds, as provided in the Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.



Attest:                                 AIM ADVISOR FUNDS, INC.,
                                        on behalf of each of its series listed
                                        in Schedule A to this Agreement

          /s/ OFELIA M. MAYO            By:   /s/ ROBERT H. GRAHAM
 ------------------------------------         ---------------------------------
                                        Title: President
                                              ---------------------------------

Attest:                                 AIM ADVISOR FUNDS,
                                        on behalf of each of its series listed
                                        in Schedule A to this Agreement

          /s/ OFELIA M. MAYO            By:   /s/ ROBERT H. GRAHAM
 ------------------------------------         ---------------------------------
                                        Title: President
                                              ---------------------------------

                                   SCHEDULE A



SERIES OF AIM ADVISOR FUNDS, INC.  CORRESPONDING SERIES OF AIM ADVISOR FUNDS
(EACH A "CURRENT FUND")            (EACH A "NEW FUND")
---------------------------------  -----------------------------------------


AIM Advisor Flex Fund              AIM Advisor Flex Fund
AIM Advisor International Value    AIM Advisor International Value
  Fund                             Fund
AIM Advisor Real Estate Fund       AIM Advisor Real Estate Fund

                                   SCHEDULE B



CLASSES OF EACH CURRENT FUND       CORRESPONDING CLASSES OF EACH NEW FUND
----------------------------       --------------------------------------


AIM Advisor Flex Fund              AIM Advisor Flex Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Advisor International Value    AIM Advisor International Value Fund
 Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Advisor Real Estate Fund       AIM Advisor Real Estate Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares

                                   APPENDIX C

                            AIM ADVISOR FUNDS, INC.
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this ____ day of _______, ____ by and between AIM Advisor Funds, Inc. a Maryland corporation (the "Company") with respect to its series of shares shown on the Schedule A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's Charter (the "Charter") authorizes the Board of Directors of the Company (the "Board of Directors") to create separate series of shares of common stock of the Company, and as of the date of this Agreement, the Board of Directors has created three separate series portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Directors;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and

          (e) take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     6. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Charter, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

                  (c) Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

                  (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

                  (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

         9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Schedule B attached hereto.

         10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         11. Services to Other Companies or Accounts. The Company understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Advisor so acting, provided that whenever the Company and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

         12. Non-Exclusivity. The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that officers or directors of the Advisor may serve as officers or Directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

         13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Schedule A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

                  (a) (i) by the Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

         15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

         16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

         17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

         19. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                   AIM ADVISOR FUNDS, INC.
                                   (a Maryland corporation)

Attest:

                                   By:
-------------------------------       -----------------------------------------
     Assistant Secretary                      President

(SEAL)


Attest:                            A I M ADVISORS, INC.


                                   By:
-------------------------------       -----------------------------------------
     Assistant Secretary                      President

(SEAL)

                                   SCHEDULE A
                            FUNDS AND EFFECTIVE DATES



NAME OF FUND                                         EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                         ------------------------------------


AIM Advisor Flex Fund                                         September 11, 2000

AIM Advisor International Value Fund                          September 11, 2000

AIM Advisor Real Estate Fund                                  September 11, 2000

                                   SCHEDULE B
                           COMPENSATION TO THE ADVISOR



         The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                                            AIM ADVISOR FLEX FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
All Assets...........................................................................................   0.75%



                                     AIM ADVISOR INTERNATIONAL VALUE FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
All Assets...........................................................................................   1.00%


                                        AIM ADVISOR REAL ESTATE FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
All Assets...........................................................................................   0.90%

                                   APPENDIX D
                            AIM ADVISOR FUNDS, INC.
                    FORMS OF MASTER SUB-ADVISORY AGREEMENTS


                         MASTER INTERGROUP SUB-ADVISORY
                           CONTRACT FOR MUTUAL FUNDS


         This contract is made as of _____________, between A I M Advisors, Inc. hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and INVESCO, Inc. "Sub-Adviser," 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

         WHEREAS:

         A) Adviser has entered into an investment advisory agreement with A I M Advisor Funds, Inc. (hereinafter "Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

         B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

         C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

         NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties as Sub-Adviser.

         (a) Subject to the supervision of the Company's Board of Directors ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

         (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

         (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

         3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Articles of Incorporation, By-Laws and Registration Statement of the Company and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

         4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Director, officer or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         5. Compensation.

         (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

         (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Company, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

         7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Company in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Director, officer, employee or agent of the Company, shall be deemed, when rendering services to a Fund or the Company or acting with respect to any business of a Fund or the Company to be rendering such service to or acting solely for the Fund or the Company and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

         8. Duration and Termination.

         (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Directors who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2001. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

         (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Company. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

         9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

         10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Advisor shall be 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

         11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M Advisors, Inc.                              INVESCO, Inc.
ADVISER                                           SUB-ADVISER

By:                                               By:
   -----------------------------                     ---------------------------

Name:                                             Name:
     ---------------------------                       -------------------------

Its:                                              Its:
    ----------------------------                      --------------------------

                                    EXHIBIT A
                                       TO
                    MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS


                           SERIES                                      ANNUAL FEE RATE*
                           ------                                      ----------------

                  AIM Advisor Flex Fund                                      0.40%
                  AIM Advisor Real Estate Fund                               0.40%



* Of the Advisor's compensation on the Sub-Advised Assets.

                    MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS

         This contract is made as of ___________, between A I M Advisors, Inc. hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and INVESCO Global Asset Management (N.A.), Inc. "Sub-Adviser," 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

         WHEREAS:

         A) Adviser has entered into an investment advisory agreement with A I M Advisor Funds, Inc. (hereinafter "Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

         B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

         C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

         NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties as Sub-Adviser.

         (a) Subject to the supervision of the Company's Board of Directors ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

         (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

         (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

         3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Articles of Incorporation, By-Laws and Registration Statement of the Company and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

         4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Director, officer or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         5. Compensation.

         (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

         (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Company, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

         7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Company in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Director, officer, employee or agent of the Company, shall be deemed, when rendering services to a Fund or the Company or acting with respect to any business of a Fund or the Company to be rendering such service to or acting solely for the Fund or the Company and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

         8. Duration and Termination.

         (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Directors who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2001. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

         (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Company. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

         9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

         10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Advisor shall be 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

         11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M Advisors, Inc.                         INVESCO Global Asset
                                              Management (N.A.), Inc.
ADVISER                                      SUB-ADVISER

By:                                          By:
     --------------------------                   ------------------------------

Name:                                        Name:
     --------------------------                   ------------------------------

Its:                                         Its:
     --------------------------                   ------------------------------

                                    EXHIBIT A
                                       TO
                     MASTER INTERGROUP SUB-ADVISORY CONTRACT


                           SERIES                                      ANNUAL FEE RATE*
                           ------                                      ----------------

                  AIM Advisor International Value Fund                       0.40%



* Of the Advisor's compensation on the Sub-Advised Assets.

                                   APPENDIX E

                            AIM ADVISOR FUNDS, INC.
                        FORM OF MASTER DISTRIBUTION PLAN

                           CLASS A AND CLASS C SHARES


        SECTION 1. AIM Advisor Funds, Inc., a Maryland corporation (the "Fund"), on behalf of the series of shares of common stock set forth in Schedule A to this plan (the "Portfolios"), may act as a distributor of the Class A Shares and Class C Shares, of such Portfolios as described in Schedule A to this plan (the "Shares") of which the Fund is the issuer, pursuant to Rule12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Distribution Plan (the "Plan").

        SECTION 2. The Fund may incur as a distributor of the Shares, expenses at the rates set forth in Schedule A per annum of the average daily net assets of the Fund attributable to the Shares, subject to any applicable limitations imposed from time to time by applicable rules of the National Association of Securities Dealers, Inc.

        SECTION 3. Amounts set forth in Schedule A may be expended when and if authorized in advance by the Fund's Board of Directors. Such amounts may be used to finance any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, advertising programs, finders fees, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions as asset-based sales charges. Amounts set forth in Schedule A may also be used to finance payments of service fees under a shareholder service arrangement to be established by A I M Distributors, Inc. ("Distributors") as the Fund's distributor in accordance with Section 4, and the costs of administering the Plan. To the extent that amounts paid hereunder are not used specifically to reimburse Distributors for any such expense, such amounts may be treated as compensation for Distributors' distribution-related services. All amounts expended pursuant to the Plan shall be paid to Distributors and are the legal obligation of the Fund and not of Distributors. That portion of the amounts paid under the Plan that is not paid to Distributors, or paid or advanced by Distributors to dealers or other institutions, for providing personal continuing shareholder service as a service fee pursuant to Section 4 shall be deemed an asset-based sales charge. No provision of this Plan shall be interpreted to prohibit any payments by the Fund during periods when the Fund has suspended or otherwise limited sales.

        SECTION 4.

                          (a) Amounts expended by the Fund under the Plan shall
                  be used in part for the implementation by Distributors of shareholder service arrangements. The maximum service fee paid to any service provider shall be twenty-five one-hundredths of one percent (0.25%), or such lower rate for the Portfolio as is specified on Schedule A, per annum of the average daily net assets of the Fund attributable to the Shares owned by the customers of such service provider.

                          (b) Pursuant to this program, Distributors may enter
                  into agreements substantially in the form attached hereto as Exhibit A ("Service Agreements") with such broker-dealers ("Dealers") as may be selected from time to time by Distributors for the provision of distribution-related personal shareholder services in connection with the sale of Shares to the Dealers' clients and customers ("Customers") to Customers who may from time to time directly or beneficially own Shares. The distribution-related personal continuing shareholder services to be rendered by Dealers under the Service Agreements may include, but shall not be limited to, the following: (I) distributing sales literature; (ii) answering routine Customer inquiries concerning the Fund and the Shares; (iii) assisting Customers in changing dividend options, account designations and addresses, and in enrolling into any of several retirement plans offered in connection with the purchase of Shares; (iv) assisting in the establishment and maintenance of customer accounts and records, and in the processing of purchase and redemption transactions; (v) investing dividends and capital gains distributions automatically in Shares; and (vi) providing such other information and services as the Fund or the Customer may reasonably request.

                          (c) Distributors may also enter into Bank Shareholder
                  Service Agreements substantially in the form attached hereto as Exhibit B ("Bank Agreements") with selected banks acting in an agency capacity for their customers ("Banks"). Banks acting in such capacity will provide some or all of the shareholder services to their customers as set forth in the Bank Agreements from time to time.

                          (d) Distributors may also enter into Variable Group
                  Annuity Contractholder Service Agreements substantially in the form attached hereto as Exhibit C ("Variable Contract Agreements") with selected insurance companies ("Companies") offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Internal Revenue Code, where amounts contributed under such plans are invested pursuant to such variable annuity contracts in Shares of the Fund. The Companies receiving payments under such Variable Contract Agreements will provide specialized services to contractholders and plan participants, as set forth in the Variable Contract Agreements from time to time.

                          (e) Distributors may also enter into Agency Pricing
                  Agreements substantially in the form attached hereto as Exhibit D ("Pricing Agreements") with selected retirement plan service providers acting in an agency capacity for their customers ("Retirement Plan Providers"). Retirement

                  Plan Providers acting in such capacity will provide some or all of the shareholders services to their customers as set forth in the Pricing Agreements from time to time.

                          (f) Distributors may also enter into Shareholder
                  Service Agreements substantially in the form attached hereto as Exhibit E ("Bank Trust Department Agreements and Brokers for Bank Trust Department Agreements") with selected bank trust departments and brokers for bank trust departments. Such bank trust departments and brokers for bank trust departments will provide some or all of the shareholder services to their customers as set forth in the Bank Trust Department Agreements and Brokers for Bank Trust Department Agreements.

                          (g) Distributors, as agent of the Funds may also
                  enter into a Shareholder Service Agreement with Distributors, acting as principal substantially in the form attached hereto as Exhibit F. Distributors, acting as principal will provide some or all of the shareholder services to Fund shareholders for which Distributors is the broker of record, as set forth in such Agreement.

        SECTION 5. Any amendment to this Plan that requires the approval of the shareholders of a Class pursuant to Rule 12b-1 under the 1940 Act shall become effective as to such Class upon the approval of such amendment by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class, provided that the Board of Directors of the Fund has approved such amendment in accordance with the provisions of Section 6 of this Plan.

        SECTION 6. This Plan, any amendment to this Plan and any agreements related to this Plan shall become effective immediately upon the receipt by the Fund of both (a) the affirmative vote of a majority of the Board of Directors of the Fund, and (b) the affirmative of a majority of those directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Dis-interested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements. Notwithstanding the foregoing, no such amendment that requires the approval of the shareholders of a Class of a Fund shall become effective as to such Class until such amendment has been approved by the shareholders of such Class in accordance with the provisions of Section 5 of this Plan.

        SECTION 7. Unless sooner terminated pursuant to Section 9, this Plan shall continue in effect until June 30, 2001 and thereafter shall continue in effect so long as such continuance is specifically approved, at least annually, in the manner provided for approval of this Plan in Section 6.

        SECTION 8. Distributors shall provide to the Fund's Board of Directors and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

        SECTION 9. This Plan may be terminated at any time by vote of a majority of the Dis-interested Directors, or by vote of a majority of the outstanding voting securities of the Shares. If this Plan is terminated, the obligation of the Fund to make payments pursuant to this Plan will also cease and the Fund will not be required to make any payments beyond the termination date even with respect to expenses incurred prior to the termination date.

        SECTION 10. Any agreement related to this Plan shall be made in writing, and shall provide:

                           (a) that such agreement may be terminated at any
                  time, without payment of any penalty, by vote of a majority of the Dis-interested Directors or by a vote of the outstanding voting securities of the Fund attributable to the Shares, on not more than sixty (60) days' written notice to any other party to the agreement; and

                           (b) that such agreement shall terminate automatically
                  in the event of its assignment.

        SECTION 11. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 hereof unless such amendment is approved in the manner provided in Section 5 hereof, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 6 hereof.


                                           AIM ADVISOR FUNDS, INC.
                                           (on behalf of its Class A Shares and
                                           Class C Shares)


Attest:                                     By:
       -----------------------------           --------------------------------
           Assistant Secretary                          President

Effective as of September ___, 2000.

                                   SCHEDULE A
                                       TO
                            MASTER DISTRIBUTION PLAN
                                       OF
                             AIM ADVISOR FUNDS, INC.

                               (DISTRIBUTION FEE)

        The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for each Portfolio (or Class thereof) designated below, a Distribution Fee* determined by applying the annual rate set forth below as to each Portfolio (or Class thereof) to the average daily net assets of the Portfolio (or Class thereof) for the plan year, computed in a manner used for the determination of the offering price of shares of the Portfolio.

                                                                  MINIMUM
                                                                   ASSET
        PORTFOLIO                                                  BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        CLASS A SHARES                                            CHARGE           FEE              FEE
        --------------                                            ------           ---              ---
        AIM Advisor Flex Fund                                      0.10%          0.25%             0.35%
        AIM Advisor International Value Fund                       0.10%          0.25%             0.35%
        AIM Advisor Real Estate Fund                               0.10%          0.25%             0.35%




                                                                  MAXIMUM
                                                                   ASSET
                                                                   BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        CLASS C SHARES                                            CHARGE           FEE              FEE
        --------------                                            ------           ---              ---
        AIM Advisor Flex Fund                                      0.75%          0.25%             1.00%
        AIM Advisor International Value Fund                       0.75%          0.25%             1.00%
        AIM Advisor Real Estate Fund                               0.75%          0.25%             1.00%



-----------------

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).

                                   APPENDIX F

                          DATES OF ADVISORY AGREEMENTS


                                        Date of Current              Date Last Submitted               Date AIM Became
Name of Fund                          Advisory Agreement          to a Vote of Shareholders           Investment Advisor
------------                          ------------------          -------------------------           ------------------

AIM Advisor Flex Fund                    August 4, 1997                   July 9, 1997                  August 4, 1997

AIM Advisor International Value          August 4, 1997                   July 9, 1997                  August 4, 1997
Fund

AIM Advisor Real Estate Fund             August 4, 1997                   July 9, 1997                  August 4, 1997


                        DATES OF SUB-ADVISORY AGREEMENTS

                                                                                                Date INVESCO, Inc.* (for Flex
                                                                                                 and Real Estate) or INVESCO
                                                                                                   Global Asset Management
                                                                                                     (N.A.), Inc.** (for
                                         Date of Current              Date Last Submitted            International Value)
Name of Fund                         Sub-Advisory Agreement        to a Vote of Shareholders          Became Sub-Advisor
------------                         ----------------------        -------------------------          ------------------

AIM Advisor Flex Fund                    August 4, 1997                   July 9, 1997                  August 4, 1997

AIM Advisor International Value          August 4, 1997                   July 9, 1997                  August 4, 1997
Fund

AIM Advisor Real Estate Fund             August 4, 1997                   July 9, 1997                  August 4, 1997

----------
*Prior to January 1, 2000, INVESCO Realty Advisors, Inc., an affiliate of INVESCO, Inc., served as the sub-advisor for Real Estate.

**Prior to June 19, 2000, INVESCO Global Asset Management, Limited, an affiliate of INVESCO Global Asset Management (N.A.), Inc., served as the sub-advisor for International Value.

                                   APPENDIX G

                    PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                             OF A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         NAME AND ADDRESS                   POSITION WITH AIM                   PRINCIPAL OCCUPATION
         ----------------                   -----------------                   --------------------

         Charles T. Bauer                   Director and Chairman               See director table under Proposal 1

         Gary T. Crum                       Director and Senior                 See Appendix M
                                            Vice President

         Robert H. Graham                   Director and President              See director table under Proposal 1

         Dawn M. Hawley                     Director, Senior Vice               Senior Vice President, Chief
                                            President and Treasurer             Financial Officer and Treasurer,
                                                                                A I M Management Group Inc.; and
                                                                                Vice President and Treasurer, A I M
                                                                                Capital Management, Inc., A I M
                                                                                Distributors, Inc., A I M Fund
                                                                                Services, Inc., and Fund
                                                                                Management Company

         Carol F. Relihan                   Director, Senior Vice               See Appendix M
                                            President, General
                                            Counsel and Secretary

                    PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                                OF INVESCO, INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO, Inc., all of whose business address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

                                            POSITION WITH
         NAME AND ADDRESS                   INVESCO, INC.                       PRINCIPAL OCCUPATION
         ----------------                   -------------                       --------------------

         Luis A. Aguilar                    Director and Executive              General Counsel, INVESCO, Inc.
                                            Vice President, Secretary
                                            and General Counsel
         A.D. Frazier Jr.                   Director, Chief Executive           Chief Executive Officer,
                                            Officer, President and              INVESCO, Inc.
                                            Chairman

         David A. Hartley                   Director, Chief Financial           Chief Financial Officer,
                                            Officer and Treasurer               INVESCO, Inc.


                    PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                 OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Global Asset Management (N.A.), Inc., all of whose business address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

                                                  POSITION WITH
                                              INVESCO GLOBAL ASSET
         NAME AND ADDRESS                     MANAGEMENT (N.A.), INC.           PRINCIPAL OCCUPATION
         ----------------                     -----------------------           --------------------

         Luis A. Aguilar                    Director, Vice President,           General Counsel, INVESCO, Inc.
                                            Secretary and General

         A. D. Frazier, Jr.                 Director and Chairman               Chief Executive Officer,
                                                                                INVESCO Inc.

         David A. Hartley                   Director, Chief                     Chief Financial Officer,
                                            Financial Officer and Treasurer    INVESCO, Inc.



                                   APPENDIX H

                         ADVISORY AGREEMENT FEE SCHEDULE

                                                                              Aggregate Net Fees
                                                     Total Net Assets for     Paid to AIM for the      Fee Waivers for the
                            Annual Rate              the Most Recently        Most Recently            Most Recently
                            (based on average        Completed Fiscal         Completed Fiscal         Completed Fiscal
       Name of Fund         daily net assets)        Period or Year           Period or Year           Period or Year
       ------------         -----------------        --------------------     -------------------      --------------

AIM Advisor Flex Fund                0.75%                $751,452,500              $5,635,894                    -0-

AIM Advisor International            1.00%                 130,702,680               1,307,027                    -0-
Value Fund

AIM Advisor Real Estate              0.90%                  52,633,544                 454,797                $11,553
Fund

                       SUB-ADVISORY AGREEMENT FEE SCHEDULE

                                                                              Aggregate Net Fees
                                                                              Paid by AIM to the
                                                     Total Net Assets for     Sub-Advisor for the      Fee Waivers for the
                            Annual Rate              the Most Recently        Most Recently            Most Recently
                            (based on average        Completed Fiscal         Completed Fiscal         Completed Fiscal
       Name of Fund         daily net assets)        Period or Year           Period or Year           Period or Year
       ------------         -----------------        --------------------     -------------------      --------------

AIM Advisor Flex Fund                0.20%                 $751,452,500               $1,502,905                  -0-

AIM Advisor International   0.35% of the first $50          130,702,680                  401,757                  -0-
Value Fund                  million; 0.30% over
                            $50 million up to
                            $100 million; 0.25%
                            of the excess over
                            $100 million

AIM Advisor Real Estate     0.35% of the first               52,633,544                  176,865               $7,352
Fund                        $100 million; 0.25%
                            of the excess over
                            $100 million

                                   APPENDIX I

                        FEES PAID TO AIM AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR


     The following chart sets forth the fees paid during the fiscal period or year ended December 31, 1999 by the Company to A I M Advisors, Inc. (AIM) for administrative services, and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                                           AIM                       A I M           A I M FUND
                                               (ADMINISTRATIVE SERVICES)      DISTRIBUTORS, INC.**  SERVICES, INC.
                                             ----------------------------     --------------------  --------------
                                              JAN. 1, 1999   JULY 1, 1999
                                                 THROUGH        THROUGH
                                             JUNE 30, 1999*  DEC. 31, 1999
                                             --------------  -------------

 AIM ADVISOR FUNDS, INC.
   AIM Advisor Flex Fund                       $443,754        $64,957           $7,172,910          $212,716
   AIM Advisor International Value Fund         151,347         25,721            1,104,106            90,357
   AIM Advisor Real Estate Fund                 114,556         25,205              384,549            59,569


---------------
* The current administrative services agreement became effective on July 1, 1999. Prior to that date, AIM provided operating services, including certain administrative services, to the funds pursuant to a prior operating services agreement between AIM and the funds.

** Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

                                   APPENDIX J

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Flex, International Value and Real Estate, all of which have similar investment objectives.

                                                                                                      FEE WAIVERS,
                                                                                                   EXPENSE LIMITATIONS
                                                                                                     AND/OR EXPENSE
                                  ANNUAL RATE                 TOTAL NET ASSETS FOR               REIMBURSEMENTS FOR THE
                               (BASED ON AVERAGE               THE MOST RECENTLY                 MOST RECENTLY COMPLETED
      NAME OF FUND             DAILY NET ASSETS)             COMPLETED FISCAL YEAR                     FISCAL YEAR
      ------------             -----------------             ---------------------                     -----------

AIM Advisor Flex Fund     0.75% of total net assets             $   751,452,500           Waived 0.35% of operating services
                                                                                          fee on average net assets in excess
                                                                                          of $50 million

AIM Advisor               1.00% of total net assets                 130,702,680           Waived 0.35% of operating services
International Value Fund                                                                  fee on average net assets in excess
                                                                                          of $50 million

AIM Advisor Real Estate   0.90% of total net assets                  52,633,544           Waived 0.35% of operating services
Fund                                                                                      fee on average net assets in excess
                                                                                          of $50 million

AIM Balanced Fund         0.75% of the first $150                 2,649,841,691           N/A
                          million; 0.50% of the
                          excess over $150 million

AIM V.I. Balanced Fund    0.75% of the first $150                    23,037,647           Expense limitation - 1.21%
                          million; 0.50% of the
                          excess over $150 million

                     ADVISORY FEE SCHEDULES FOR OTHER FUNDS
                               ADVISED BY INVESCO

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO by certain funds that have a similar investment objective as Flex and Real Estate, both of which have similar investment objectives.

INVESCO Capital Management Division*                          0.75% of the first $10 million
                                                              0.50% of the next $10 million and
                                                              0.25% on amounts thereafter

INVESCO Realty Advisors Division**                            0.75% of the first $10 million
(for secured real estate)                                     0.70% of the next $20 million
                                                              0.65% of the next $20 million
                                                              and 0.60% on amounts over $50 million



* All fees are negotiable beyond the minimum of $50,000. Shown herein in a representative example of the fee schedule.

** Fees are negotiated with each client and include fees for both investment advisory services and non-investment advisory services.

                     ADVISORY FEE SCHEDULES FOR OTHER FUNDS
                                ADVISED BY IGAM

     The following table provides information with respect to the annual advisory fee rates paid to IGAM by certain funds that have a similar investment objective as International Value.

Non-U.S. Equities*                             0.80% of the first $25 million
                                               0.60% of the next $25 million
                                               and 0.40% on amounts thereafter

Emerging Market Equity*                        1.00% of the first $15 million
                                               0.75% of the next $35 million
                                               and 0.50% on amounts over $50 million

Asian Growth Trends*                           0.80% of the first $25 million
                                               0.60% of the next $25 million
                                               and 0.40% on amounts thereafter

Global Fixed Income*                           0.50% of the first $10 million
                                               0.40% of the next $15 million
                                               0.30% of the next $25 million
                                               and 0.20% on amounts thereafter

* When an account is less than the $10 million minimum, the fee computed is the greater of $50,000 or 75 basis points.

                                   APPENDIX K

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


     The funds may not:

     (1) Invest in the securities of issuers conducting their principal business activity in the same industry, if immediately after such investment the value of a fund's investments in such industry would exceed 25% of the value of such fund's total assets; provided, however, that this limitation does not apply to a fund's investments in obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.

     (2) For Real Estate and International Value, with respect to 75% of the fund's assets, invest in the securities of any one issuer, other than obligations of, or guaranteed by, the U.S. government, its agencies, authorities or instrumentalities, if immediately after such investment more than 5% of the value of the fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by such fund. For Flex, with respect to 100% of the fund's assets, invest in the securities of any one issuer, other than obligations of, or guaranteed by, the U.S. government, its agencies, authorities or instrumentalities, if immediately after such investment more than 5% of the value of the fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by such fund.

     (3) Underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of a fund's portfolio securities.

     (4) Invest in companies for the purpose of exercising control or management.

     (5) Issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of a fund's total assets at the time the borrowing is made.

     (6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of a fund's total assets.

     (7) Make short sales of securities or maintain a short position. All funds may, however, purchase or sell options on futures and write, purchase and sell puts and calls.

     (8) Purchase securities on margin, except that a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     (9) Purchase or sell real estate or interests in real estate. A fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     (10) Purchase or sell commodities or commodity contracts except for purchases and sales of options and futures, and options or futures on underlying financial instruments.

     (11) Make loans to other persons, provided that a fund may purchase debt obligations consistent with its investment objectives and policies and may lend limited amounts (not to exceed 10% of total assets) of its portfolio securities to broker-dealers or other institutional investors.

     (12) Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization; or (b) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter
(i) no more than 3% of the voting securities of any one investment company are owned by the fund, (ii) no more than 5% of the value of the total assets of a fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of a fund would be invested in the securities of such investment companies. A portion of a fund's cash may be invested from time to time in investment companies to which the Advisor or sub-advisor serves as investment advisor; provided that no management or distribution fee will be charged by the Advisor or sub-advisor with respect to any such assets so invested and provided further that at no time will more than 3% of the fund's assets be so invested. Should a fund purchase securities of other investment companies, shareholders may incur additional management, advisory and distribution fees.

     (13) Invest in securities for which there are legal or contractual restrictions on resale, if more than 2% of the value of a fund's total assets would be invested in such securities, or invest in securities for which there is no readily available market, if more than 5% of the value of a fund's total assets would be invested in such securities. In determining securities subject to this 5% restriction, the funds will include repurchase agreements maturing in more than seven days.

                                   APPENDIX L

                          CURRENT INVESTMENT OBJECTIVES

AIM ADVISOR FLEX FUND

     The fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

AIM ADVISOR INTERNATIONAL VALUE FUND

     The fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to U.S. or foreign tax considerations.

AIM ADVISOR REAL ESTATE FUND

     The fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

                                   APPENDIX M

                  EXECUTIVE OFFICERS OF AIM ADVISOR FUNDS, INC.

     The following table provides information with respect to the executive officers of the company. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                                     PRINCIPAL OCCUPATION(s)
WITH THE COMPANY                             OFFICER  SINCE                   DURING PAST 5 YEARS
------------------------                     --------------                ----------------------

Charles T. Bauer (81),                       August 4, 1997            See director table under Proposal 1
Chairman

Robert H. Graham (53),                       August 4, 1997            See director table under Proposal 1
President

Gary T. Crum (52),                           August 4, 1997            Director and President, A I M Capital
Senior Vice President                                                  Management, Inc.; Director and Executive
                                                                       Vice President, A I M Management Group
                                                                       Inc.; Director and Senior Vice
                                                                       President,    A I M Advisors, Inc.; and
                                                                       Director, A I M Distributors, Inc. and
                                                                       AMVESCAP PLC

Carol F. Relihan (45),                       August 4, 1997            Director, Senior Vice President, General
Senior Vice President and Secretary                                    Counsel and Secretary, A I M Advisors, Inc.;
                                                                       Senior Vice President, General Counsel and
                                                                       Secretary, A I M Management Group, Inc.; Senior
                                                                       Vice President, General Counsel and Secretary,
                                                                       A I M Management Group Inc.; Director, Vice
                                                                       President and General Counsel, Fund Management
                                                                       Company; Vice President and General Counsel,
                                                                       A I M Fund Services, Inc; and Vice President,
                                                                       A I M Capital Management, Inc. and A I M
                                                                       Distributors, Inc.

Robert G. Alley (51),                        August 4, 1997            Senior Vice President, A I M Capital
Vice President                                                         Management, Inc.; and Vice President,
                                                                       A I M Advisors, Inc.

Stuart W. Coco (45),                         August 4, 1997            Senior Vice President, A I M Capital
Vice President                                                         Management Inc.; and Vice President, A I M
                                                                       Advisors, Inc.

Melville B. Cox (56),                        August 4, 1997            Vice President and Chief Compliance
Vice President                                                         Officer, A I M Advisors, Inc., A I M
                                                                       Capital Management, Inc., A I M
                                                                       Distributors, Inc., A I M Fund Services,
                                                                       Inc. and Fund Management Company

Dana R. Sutton (41),                         August 4, 1997            Vice President and Fund Controller, A I M
Vice President and Treasurer                                           Advisors, Inc.; and Assistant Vice
                                                                       President and Assistant Treasurer, Fund
                                                                       Management Company

Karen Dunn Kelley (40),                      August 4, 1997            Senior Vice President, A I M Capital
Vice President                                                         Management, Inc.; and Vice President,
                                                                       A I M Advisors, Inc.

Edgar M. Larsen (60),                        March 12, 1999            Vice President, A I M Capital Management,
Vice President                                                         Inc.

                                   APPENDIX N

               SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT


SECURITY OWNERSHIP OF MANAGEMENT

     As of June 23, 2000, none of the directors or executive officers of the company owned shares of any fund of the company except Carol F. Relihan, Senior Vice President and Secretary of the company, owned less than 1% of the Class A shares of Real Estate. The directors and officers, as a group, held less than 1% of the shares of any fund as of June 23, 2000.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the company, the names and addresses of the record holders of 5% or more of the outstanding shares of each class of each fund as of June 23, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.


                                                                                   PERCENT OF
                                                                                      CLASS                         PERCENT OF CLASS
                              NAME AND ADDRESS                   SHARES OWNED       OWNED OF        SHARES OWNED         OWNED
    FUND (CLASS)              OF RECORD OWNER                     OF RECORD          RECORD         BENEFICIALLY      BENEFICIALLY
    ------------              ---------------                     ---------          ------         ------------      ------------
AIM Advisor Flex Fund

Class A Shares               Donaldson Lufkin Jenrette             220,021.469        13.29%            -0-*               -0-*
                             Securities Corp., Inc.
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Cypress Enterprises                   145,696.719         8.80%            -0-*               -0-*
                             A Partnership
                             730 S. Tonti St.
                             New Orleans, LA 70119-7551

Class B Shares               Merrill Lynch Pierce Fenner Smith      45,215.731        11.09%            -0-*               -0-*
                             FBO The Sole Benefit of Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr., East, 2nd Floor
                             Jacksonville, FL 32246

                                                                                   PERCENT OF
                                                                                      CLASS                         PERCENT OF CLASS
                              NAME AND ADDRESS                   SHARES OWNED       OWNED OF        SHARES OWNED         OWNED
    FUND (CLASS)              OF RECORD OWNER                     OF RECORD          RECORD         BENEFICIALLY      BENEFICIALLY
    ------------              ---------------                     ---------          ------         ------------      ------------
Class C Shares               Merrill Lynch Pierce Fenner Smith   2,438,011.057        11.30%            -0-                -0-
                             FBO The Sole Benefit of Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr., East, 2nd Floor
                             Jacksonville, FL 32246

AIM Advisor
International Value
Fund

Class A Shares               Merrill Lynch Pierce Fenner Smith     397,087.511        22.50%**           -0-*               -0-*
                             FBO The Sole Benefit of Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr., East, 2nd Floor
                             Jacksonville, FL 32246

                             Commerce Bank FBO                         -0-             -0-           140,057.946           7.94%
                             Baker University Endowment
                             (Mutual Funds)
                             8th and Grove
                             Baldwin City, KS 66006

                             Morgan Keegan Company, Inc                -0-             -0-           127,876.411           7.25%
                             FBO Mulvihill Family Trust
                             DTD 10/1/73, Williard
                             Thompson Trust
                             c/o Bessemer Trust Company
                             100 Woodbridge Center Drive
                             Woodbridge, NJ 07095

                             Salomon Smith Barney Inc.             104,534.461         5.92%             -0-*               -0-*
                             00165249542
                             388 Greenwich Street
                             New York, NY 10013


                                                                                   PERCENT OF
                                                                                      CLASS                         PERCENT OF CLASS
                              NAME AND ADDRESS                   SHARES OWNED       OWNED OF        SHARES OWNED         OWNED
    FUND (CLASS)              OF RECORD OWNER                     OF RECORD          RECORD         BENEFICIALLY      BENEFICIALLY
    ------------              ---------------                     ---------          ------         ------------      ------------
                             Morgan Keegan Company, Inc.               -0-             -0-            89,901.321           5.09%
                             FBO The W.W. Williams
                             Company Employee Pension Trust
                             INVESCO/Vanguard
                             Attn: Bill Williams
                             Columbus, OH 43212-3824

Class B Shares               Merrill Lynch Pierce Fenner Smith     100,483.280        32.95%**           -0-*                -0-*
                             FBO The Sole Benefit of Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr., East, 2nd Floor
                             Jacksonville, FL 32246

Class C Shares               Merrill Lynch Pierce Fenner Smith   2,895,305.908        59.28%**           -0-*                -0-*
                             FBO The Sole Benefit of Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr., East, 2nd Floor
                             Jacksonville, FL 32246

AIM Advisor Real
Estate Fund

Class B Shares               Merrill Lynch Pierce Fenner Smith     126,724.287        13.02%             -0-*                -0-*
                             FBO The Sole Benefit of Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr., East, 2nd Floor
                             Jacksonville, FL 32246

Class C Shares               Merrill Lynch Pierce Fenner Smith     105,267.510         6.64%             -0-*                -0-*
                             FBO The Sole Benefit of Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr., East, 2nd Floor
                             Jacksonville, FL 32246

* The company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

         EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                           RETURN YOUR PROXY TODAY!

PROXY CARD       PROXY SOLICITED BY THE BOARD OF DIRECTORS OF       PROXY CARD

                             AIM ADVISOR FLEX FUND

                    (a portfolio of AIM Advisor Funds, Inc.)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 1, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                        CONTROL NUMBER:
                                        ---------------

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature (if held jointly)


                                        ---------------------------------------
                                        Dated                          10527_02


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

                                                                                                          WITHHOLD
                                                                                               FOR       AUTHORITY         FOR ALL
1.  To elect ten individuals to the Board of Directors of AIM Advisor Funds,                   ALL    FOR ALL NOMINEES     EXCEPT
    Inc., each of whom will serve until his or her successor is elected and qualified:

    01  Charles T. Bauer   04  Edward K. Dunn, Jr. 07  Robert H. Graham   10  Louis S. Sklar   [ ]          [ ]             [ ]
    02  Bruce L. Crockett  05  Jack M. Fields      08  Prema Mathai-Davis
    03  Owen Daly II       06  Carl Frischling     09  Lewis F. Pennock

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED.  _____________________________

                                                                                               FOR        AGAINST         ABSTAIN

2.  To approve an Agreement and Plan of Reorganization which provides for the                  [ ]          [ ]             [ ]
    reorganization of AIM Advisor Funds, Inc. as a Delaware business trust.

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.            [ ]          [ ]             [ ]

4.  To approve a new Master Sub-Advisory Agreement between A I M Advisors, Inc. and            [ ]          [ ]             [ ]
    INVESCO, Inc..

5.  To approve a new Master Distribution Plan (Class A and Class C Shares) for the             [ ]          [ ]             [ ]
    Class A and Class C shares of the fund.

6.  To approve changing the fund's fundamental investment restrictions.

    a)   Change to Fundamental Restriction on Issuer Diversification.
    b)   Change to Fundamental Restrictions on Borrowing Money and Issuing Senior Securities.  [ ]          [ ]             [ ]
    c)   Change to Fundamental Restriction on Underwriting Securities.                         [ ]          [ ]             [ ]
    d)   Change to Fundamental Restriction on Industry Concentration.                          [ ]          [ ]             [ ]
    e)   Change to Fundamental Restriction on Purchasing or Selling Real Estate.               [ ]          [ ]             [ ]
    f)   Change to Fundamental Restriction on Purchasing or Selling Commodities.               [ ]          [ ]             [ ]
    g)   Change to Fundamental Restriction on Making Loans.                                    [ ]          [ ]             [ ]
    h)   Approval of a New Fundamental Investment Restriction on Investing All of the          [ ]          [ ]             [ ]
         Fund's Assets in an Open-End Fund.
    i)   Elimination of Fundamental Restriction on Margin Transactions.                        [ ]          [ ]             [ ]
    j)   Elimination of Fundamental Restriction on Short Sales of Securities.                  [ ]          [ ]             [ ]
    k)   Elimination of Fundamental Restriction on Mortgaging, Pledging, Hypothecating         [ ]          [ ]             [ ]
         or Otherwise Transferring Assets as Security for Indebtedness.
    l)   Elimination of Fundamental Restriction on Investing for the Purpose of Control.       [ ]          [ ]             [ ]
    m)   Elimination of Fundamental Restriction on Purchasing Restricted and Illiquid          [ ]          [ ]             [ ]
         Securities.

7.  To approve changing the investment objective of the fund and making it                     [ ]          [ ]             [ ]
    non-fundamental.
8.  To ratify the selection of KPMG LLP as independent accountants for the fiscal              [ ]          [ ]             [ ]
    year ending in 2000.

9.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE    [ ]          [ ]             [ ]
    THE MEETING OR ANY ADJOURNMENT THEREOF.

         EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                           RETURN YOUR PROXY TODAY!

PROXY CARD       PROXY SOLICITED BY THE BOARD OF DIRECTORS OF       PROXY CARD

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                    (a portfolio of AIM Advisor Funds, Inc.)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 1, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                        CONTROL NUMBER:
                                        ---------------

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature (if held jointly)


                                        ---------------------------------------
                                        Dated                          10527_02


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

                                                                                                          WITHHOLD
                                                                                               FOR       AUTHORITY         FOR ALL
1.  To elect ten individuals to the Board of Directors of AIM Advisor Funds,                   ALL    FOR ALL NOMINEES     EXCEPT
    Inc., each of whom will serve until his or her successor is elected and qualified:

    01  Charles T. Bauer   04  Edward K. Dunn, Jr. 07  Robert H. Graham   10  Louis S. Sklar   [ ]          [ ]             [ ]
    02  Bruce L. Crockett  05  Jack M. Fields      08  Prema Mathai-Davis
    03  Owen Daly II       06  Carl Frischling     09  Lewis F. Pennock

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED.  _____________________________

                                                                                               FOR        AGAINST         ABSTAIN

2.  To approve an Agreement and Plan of Reorganization which provides for the                  [ ]          [ ]             [ ]
    reorganization of AIM Advisor Funds, Inc. as a Delaware business trust.

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.            [ ]          [ ]             [ ]

4.  To approve a new Master Sub-Advisory Agreement between A I M Advisors, Inc. and            [ ]          [ ]             [ ]
    INVESCO, Inc..

5.  To approve a new Master Distribution Plan (Class A and Class C Shares) for the             [ ]          [ ]             [ ]
    Class A and Class C shares of the fund.

6.  To approve changing the fund's fundamental investment restrictions.

    a)   Change to Fundamental Restriction on Issuer Diversification.
    b)   Change to Fundamental Restrictions on Borrowing Money and Issuing Senior Securities.  [ ]          [ ]             [ ]
    c)   Change to Fundamental Restriction on Underwriting Securities.                         [ ]          [ ]             [ ]
    d)   Change to Fundamental Restriction on Industry Concentration.                          [ ]          [ ]             [ ]
    e)   Change to Fundamental Restriction on Purchasing or Selling Real Estate.               [ ]          [ ]             [ ]
    f)   Change to Fundamental Restriction on Purchasing or Selling Commodities.               [ ]          [ ]             [ ]
    g)   Change to Fundamental Restriction on Making Loans.                                    [ ]          [ ]             [ ]
    h)   Approval of a New Fundamental Investment Restriction on Investing All of the          [ ]          [ ]             [ ]
         Fund's Assets in an Open-End Fund.
    i)   Elimination of Fundamental Restriction on Margin Transactions.                        [ ]          [ ]             [ ]
    j)   Elimination of Fundamental Restriction on Short Sales of Securities.                  [ ]          [ ]             [ ]
    k)   Elimination of Fundamental Restriction on Mortgaging, Pledging, Hypothecating         [ ]          [ ]             [ ]
         or Otherwise Transferring Assets as Security for Indebtedness.
    l)   Elimination of Fundamental Restriction on Investing for the Purpose of Control.       [ ]          [ ]             [ ]
    m)   Elimination of Fundamental Restriction on Purchasing Restricted and Illiquid          [ ]          [ ]             [ ]
         Securities.

7.  To approve changing the investment objective of the fund and making it                     [ ]          [ ]             [ ]
    non-fundamental.
8.  To ratify the selection of KPMG LLP as independent accountants for the fiscal              [ ]          [ ]             [ ]
    year ending in 2000.

9.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE    [ ]          [ ]             [ ]
    THE MEETING OR ANY ADJOURNMENT THEREOF.

         EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                           RETURN YOUR PROXY TODAY!

PROXY CARD       PROXY SOLICITED BY THE BOARD OF DIRECTORS OF       PROXY CARD

                          AIM ADVISOR REAL ESTATE FUND

                    (a portfolio of AIM Advisor Funds, Inc.)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 1, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                        CONTROL NUMBER:
                                        ---------------

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature (if held jointly)


                                        ---------------------------------------
                                        Dated                          10527_02


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

                                                                                                          WITHHOLD
                                                                                               FOR       AUTHORITY         FOR ALL
1.  To elect ten individuals to the Board of Directors of AIM Advisor Funds,                   ALL    FOR ALL NOMINEES     EXCEPT
    Inc., each of whom will serve until his or her successor is elected and qualified:

    01  Charles T. Bauer   04  Edward K. Dunn, Jr. 07  Robert H. Graham   10  Louis S. Sklar   [ ]          [ ]             [ ]
    02  Bruce L. Crockett  05  Jack M. Fields      08  Prema Mathai-Davis
    03  Owen Daly II       06  Carl Frischling     09  Lewis F. Pennock

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED.  _____________________________

                                                                                               FOR        AGAINST         ABSTAIN

2.  To approve an Agreement and Plan of Reorganization which provides for the                  [ ]          [ ]             [ ]
    reorganization of AIM Advisor Funds, Inc. as a Delaware business trust.

3.  To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.            [ ]          [ ]             [ ]

4.  To approve a new Master Sub-Advisory Agreement between A I M Advisors, Inc. and            [ ]          [ ]             [ ]
    INVESCO, Inc..

5.  To approve a new Master Distribution Plan (Class A and Class C Shares) for the             [ ]          [ ]             [ ]
    Class A and Class C shares of the fund.

6.  To approve changing the fund's fundamental investment restrictions.

    a)   Change to Fundamental Restriction on Issuer Diversification.
    b)   Change to Fundamental Restrictions on Borrowing Money and Issuing Senior Securities.  [ ]          [ ]             [ ]
    c)   Change to Fundamental Restriction on Underwriting Securities.                         [ ]          [ ]             [ ]
    d)   Change to Fundamental Restriction on Industry Concentration.                          [ ]          [ ]             [ ]
    e)   Change to Fundamental Restriction on Purchasing or Selling Real Estate.               [ ]          [ ]             [ ]
    f)   Change to Fundamental Restriction on Purchasing or Selling Commodities.               [ ]          [ ]             [ ]
    g)   Change to Fundamental Restriction on Making Loans.                                    [ ]          [ ]             [ ]
    h)   Approval of a New Fundamental Investment Restriction on Investing All of the          [ ]          [ ]             [ ]
         Fund's Assets in an Open-End Fund.
    i)   Elimination of Fundamental Restriction on Margin Transactions.                        [ ]          [ ]             [ ]
    j)   Elimination of Fundamental Restriction on Short Sales of Securities.                  [ ]          [ ]             [ ]
    k)   Elimination of Fundamental Restriction on Mortgaging, Pledging, Hypothecating         [ ]          [ ]             [ ]
         or Otherwise Transferring Assets as Security for Indebtedness.
    l)   Elimination of Fundamental Restriction on Investing for the Purpose of Control.       [ ]          [ ]             [ ]
    m)   Elimination of Fundamental Restriction on Purchasing Restricted and Illiquid          [ ]          [ ]             [ ]
         Securities.

7.  To approve changing the investment objective of the fund and making it                     [ ]          [ ]             [ ]
    non-fundamental.
8.  To ratify the selection of KPMG LLP as independent accountants for the fiscal              [ ]          [ ]             [ ]
    year ending in 2000.

9.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE    [ ]          [ ]             [ ]
    THE MEETING OR ANY ADJOURNMENT THEREOF.